                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. 3)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                       Integrated Security Systems, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

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   (4)  Date Filed:

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                                                              PRELIMINARY COPIES

                        INTEGRATED SECURITY SYSTEMS, INC.
                        8200 SPRINGWOOD DRIVE, SUITE 230
                               IRVING, TEXAS 75063

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                            TO BE HELD APRIL 12, 2001

         The 2000 Annual Meeting of Stockholders of Integrated Security Systems, Inc., a Delaware corporation, will be held at the Company's executive offices, 8200 Springwood Drive, Suite 230, Irving, Texas 75063, on Thursday, April 12, 2001 at 10:00 a.m., Dallas, Texas time, for the following purposes:

         (1) To elect seven persons to serve as directors until the Company's 2001 Annual Meeting of Stockholders or until their successors are duly elected and qualified;


         (2) To consider and act upon a proposal to approve the following financial restructuring transactions:





                  o the amendment of the Company's Certificate of Incorporation to authorize 80,000 shares of a new Series F preferred stock and 300,000 of a new Series G preferred stock;

                  o the issuance to Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC (these two entities are collectively called "Renaissance" in this proxy statement) of approximately 41,200 shares of Series F preferred stock (depending on the amount of accrued interest) in exchange for the promissory notes of the Company held by Renaissance in the aggregate principal amount of $1.0 million together with accrued interest;

                  o the issuance to Renaissance of approximately 255,000 shares of Series G preferred stock (depending on the amount of accrued interest) in exchange for all other promissory notes and convertible debentures of the Company held by Renaissance together with accrued interest (constituting approximately $6.4 million, including accrued interest);

                  o the issuance to C. A. Rundell, Jr. of approximately 2,100 shares of Series F preferred stock (depending on the amount of accrued interest) in exchange for the promissory note of the Company held by Mr. Rundell in the principal amount of $50,000 together with accrued interest;

                  o the issuance to C. A. Rundell, Jr. and The Rundell Foundation of approximately 13,000 shares of Series G preferred stock (depending on the amount of accrued interest) in exchange for the promissory notes of the Company held by them in the aggregate principal amount of $300,000 together with accrued interest; and

                  o the issuance to HBW Investment Partners II, L.P. and HBW Capital Fund, L.P. (these entities are collectively called "HBW" in this proxy statement) of approximately 12,100 shares of Series F preferred stock (depending on the amount of accrued interest) in exchange for the promissory notes of the Company held by HBW in the principal amount of $300,000 together with accrued interest.



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                                                              PRELIMINARY COPIES


         (3) To consider and act upon a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 35,000,000 to 70,000,000;

         (4) To consider and act upon a proposal to amend the Company's Certificate of Incorporation to reduce the liquidation preference of the Series D preferred stock;


         (5) To consider and act upon a proposal to amend the Company's 1997 Omnibus Long-Term Incentive Plan to increase the number of shares of Common Stock which may be issued under the plan from 2,000,000 to 7,500,000; and

         (6) To transact any other business properly brought before the meeting or any adjournments or postponements thereof.


         The board of directors has fixed Monday, March 12, 2001, at the close of business, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof. Only holders of record of the Company's Common Stock on that date and holders of the Company's Series D preferred stock on that date are entitled to vote on matters coming before the annual meeting and any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the annual meeting will be maintained in the Company's offices at 8200 Springwood Drive, Suite 230, Irving, Texas 75063, for the ten days prior to the meeting.


         Please advise the Company's transfer agent, American Stock Transfer, 6201 15th Avenue, Third Floor, Brooklyn, NY 11218, of any change in your address.


         THE EFFECTIVENESS OF THE FINANCIAL RESTRUCTURING PROPOSAL IS CONTINGENT ON THE APPROVAL OF THE FINANCIAL RESTRUCTURING PROPOSAL AND THE APPROVAL OF THE AMENDMENTS TO THE COMPANY'S CERTIFICATE OF INCORPORATION SET FORTH IN PROPOSALS THREE AND FOUR. AS A RESULT, IF STOCKHOLDERS DO NOT APPROVE PROPOSALS THREE AND FOUR, THEN THE COMPANY CANNOT COMPLETE THE FINANCIAL RESTRUCTURING EVEN IF THE STOCKHOLDERS APPROVE THE FINANCIAL RESTRUCTURING PROPOSAL.

         THE EFFECTIVENESS OF THE PLAN AMENDMENT PROPOSAL IS CONTINGENT ON THE APPROVAL OF THE PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK IN PROPOSAL THREE. AS A RESULT, IF THE STOCKHOLDERS DO NOT APPROVE PROPOSAL THREE, THEN THE PLAN AMENDMENT CANNOT BECOME OPERATIVE EVEN IF THE STOCKHOLDERS APPROVE PROPOSAL FIVE.


         YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR AT DIFFERENT ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED. THE PROXY CARD SHOULD BE SIGNED BY ALL REGISTERED HOLDERS IN THE EXACT NAMES AS THE SHARES ARE SO REGISTERED. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS EXERCISE AND, IF PRESENT AT THE ANNUAL MEETING, MAY WITHDRAW IT AND VOTE IN PERSON.

                              By Order of the Board of Directors,


Irving, Texas                 C. A. Rundell, Jr.
March 16, 2001                Chairman of the Board and Chief Executive Officer








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                        INTEGRATED SECURITY SYSTEMS, INC.
                        8200 Springwood Drive, Suite 230
                               Irving, Texas 75063

                    ----------------------------------------

                                 PROXY STATEMENT

                    ----------------------------------------



               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 12, 2001


         This proxy statement and the accompanying proxy are being mailed on or about March 19, 2001 in connection with a solicitation of proxies by the board of directors of Integrated Security Systems, Inc. to holders of the Company's Common Stock and holders of the Company's Series D preferred stock. The proxies are to be used at the annual meeting of stockholders to be held on April 12, 2001.


         At the Company's annual meeting, stockholders will act upon the matters outlined in the accompanying notice of annual meeting of stockholders. In addition to customary items such as the election of directors, stockholders are being requested to act upon several additional items of significant importance to the Company. Management also will report on the Company and respond to questions from stockholders.


         All holders of record of shares of Common Stock and Series D preferred stock at the close of business on March 12, 2001 are entitled to notice of and to vote at the annual meeting. On the record date, the Company had outstanding 10,782,417 shares of Common Stock and 92,750 shares of Series D preferred stock. Each share of Common Stock is entitled to one vote for each director to be elected and upon all other matters to be voted upon by the stockholders at the annual meeting. The holders of the Company's Series D preferred stock are entitled to vote on all matters submitted to a vote of holders of Common Stock, voting with the Common Stock as a single class. Each share of Series D preferred stock is entitled to the number of votes equal to the number of shares of Common Stock into which the share of Series D preferred stock could be converted on the record date. Each share of Series D preferred stock currently has 25 votes. In addition, the holders of Series D preferred stock are entitled to vote separately as a class on proposal two, the financial restructuring, and proposal four, the amendment to the Certificate of Incorporation of the Company to reduce the liquidation preference of the Series D preferred stock.


         The presence, in person or by proxy, of holders of a majority of the outstanding shares of Common Stock and the Series D preferred stock, together as a class, entitled to vote as of the record date is necessary to constitute a quorum at the annual meeting. Proxies received by us but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present for quorum purposes at the annual meeting. If you hold your shares in "street name," that is, through a broker or other nominee, you will need to bring a copy of a brokerage or other nominee statement reflecting your stock ownership as of the record date and check in at the registration desk at the annual meeting. You cannot vote these shares unless you also bring a broker-issued proxy as discussed below.

         Many of the Company's stockholders hold their stock in "street name," which means that the shares are registered in their brokers', banks' or other nominee holders' names rather than in the




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                                                              PRELIMINARY COPIES


stockholders' own names. The street name holder should provide to you, along with these proxy solicitation materials that the Company has provided to the street name holder, the street name holder's own request for voting instructions. By completing the voting instruction card, you may direct your street name holder how to vote your shares. Your broker or nominee will not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by these "broker non-votes" will, however, be counted in determining whether there is a quorum present at the annual meeting. The effect of broker non-votes and abstentions is described with respect to each proposal below in "Summary of Proposals to be Considered at the Annual Meeting." Alternatively, if you want to vote your street name shares at the annual meeting, you must contact your broker directly in order to obtain a proxy issued to you by your nominee holder. A broker letter that identifies you as a stockholder is not the same as a broker-issued proxy. If you fail to bring a nominee-issued proxy to the annual meeting, you will not be able to vote your nominee-held shares at the annual meeting.


         Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a proxy you have executed bearing a later date. The powers of the proxy holders will be suspended as to your shares if you attend the annual meeting in person and so request, although attendance at the annual meeting will not by itself revoke a previously granted proxy. If you hold your shares in street name and you would like to vote your shares at the annual meeting, you will also need to bring with you a legal proxy from your broker. All properly executed, unrevoked proxies received before the annual meeting will be voted in accordance with the directions contained therein. When no direction has been given by a stockholder returning a proxy, the proxy will be voted (a) FOR the election as directors of the nominees named in this proxy statement, (b) FOR the financial restructuring proposal, (c) FOR the proposal to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock, (d) FOR the proposal to amend the Certificate of Incorporation to reduce the liquidation preference of the Series D preferred stock, and (e) FOR the proposal to amend the 1997 Omnibus Long-Term Incentive Plan.


           SUMMARY OF PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING

         The following is a summary of the proposals presented in this proxy statement. You are urged to read this entire proxy statement and the attached exhibits.


         Proposal 1. Election of Directors. At the annual meeting, stockholders will elect seven directors, who make up the entire board of directors, to hold office until the next annual meeting of stockholders or until their successors are elected and qualified. The affirmative vote of a plurality of the shares of Common Stock and Series D preferred stock, voting together as a class, represented at the annual meeting will be required to elect each of these directors. Votes may be cast in favor of or withheld with respect to each nominee. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election.


         Proposal 2. Financial Restructuring. Stockholders are being asked to approve the financial restructuring proposal which consists of the following:





                  o the amendment of the Company's Certificate of Incorporation to authorize 80,000 shares of a new Series F preferred stock and 300,000 of a new Series G preferred stock;





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
                                                              PRELIMINARY COPIES



                  o the issuance to Renaissance of approximately 41,200 shares of Series F preferred stock (depending on the amount of accrued interest) in exchange for the promissory notes of the Company held by Renaissance in the aggregate principal amount of $1.0 million together with accrued interest;

                  o the issuance to Renaissance of approximately 255,000 shares of Series G preferred stock (depending on the amount of accrued interest) in exchange for all other promissory notes and convertible debentures of the Company held by Renaissance together with accrued interest (constituting approximately $6.4 million, including accrued interest);

                  o the issuance to C. A. Rundell, Jr. of approximately 2,100 shares of Series F preferred stock (depending on the amount of accrued interest) in exchange for the promissory note of the Company held by Mr. Rundell in the principal amount of $50,000 together with accrued interest;

                  o the issuance to C. A. Rundell, Jr. and The Rundell Foundation of approximately 13,000 shares of Series G preferred stock (depending on the amount of accrued interest) in exchange for the promissory notes of the Company held by them in the aggregate principal amount of $300,000 together with accrued interest; and

                  o the issuance to HBW Investment Partners II, L.P. and HBW Capital Fund, L.P. of approximately 12,100 shares of Series F preferred stock (depending on the amount of accrued interest) in exchange for the promissory notes of the Company held by HBW in the principal amount of $300,000 together with accrued interest.


         To be adopted, the financial restructuring proposal must receive (a) the affirmative vote of a majority of the issued and outstanding shares of Common Stock and Series D preferred stock, voting together as a single class, and (b) the affirmative vote of a majority of the issued and outstanding shares of Series D preferred stock, voting separately as a class. Uninstructed shares are not entitled to vote on this matter, and therefore broker non-votes will have the effect of negative votes on this proposal. Abstentions have the effect of negative votes.


         THE EFFECTIVENESS OF THE FINANCIAL RESTRUCTURING PROPOSAL IS CONTINGENT ON THE APPROVAL OF THE FINANCIAL RESTRUCTURING PROPOSAL AND THE APPROVAL OF THE AMENDMENTS TO THE COMPANY'S CERTIFICATE OF INCORPORATION SET FORTH IN PROPOSALS THREE AND FOUR. AS A RESULT, IF THE STOCKHOLDERS DO NOT APPROVE PROPOSALS THREE AND FOUR, THEN THE COMPANY CANNOT COMPLETE THE FINANCIAL RESTRUCTURING EVEN IF THE STOCKHOLDERS APPROVE THE FINANCIAL RESTRUCTURING PROPOSAL.

         Proposal 3. Amendment to Certificate of Incorporation to Increase Number of Authorized Shares of Common Stock. Stockholders are being asked to approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 35,000,000 to 70,000,000 to have enough shares of Common Stock to issue upon conversion of the Company's preferred stock to be issued under the financial restructuring proposal. To be adopted, the approval of the amendment to the Certificate of Incorporation must receive the affirmative vote of the majority of the issued and outstanding shares of Common Stock and Series D preferred stock, voting together as a single class. Uninstructed shares are not entitled to vote on this matter, and therefore broker non-votes will have the effect of negative votes on this proposal. Abstentions have the effect of negative votes.





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                                                              PRELIMINARY COPIES



         Proposal 4. Amendment to the Certificate of Incorporation to Reduce the Liquidation Preference of the Series D Preferred Stock. Stockholders are being asked to approve an amendment to the Company's Certificate of Incorporation to reduce the liquidation preference of the Series D preferred stock as set forth on Exhibit C attached hereto. The current liquidation preference of the Series D preferred stock is $20 per share plus any accrued and unpaid dividends. The amendment provides that the liquidation preference of the Series D preferred stock would be $0.01 per share until either all shares of Series F preferred stock and Series G preferred stock have been converted or redeemed or the holders of the Series F preferred stock and Series G preferred stock have recovered an amount equal to the liquidation preference of the Series F and G preferred stock, at which time the liquidation preference would revert back to an amount equal to $20 per share plus any accrued and unpaid dividends. To be adopted, the amendment must receive (a) the affirmative vote of a majority of the issued and outstanding shares of Common Stock and Series D preferred stock, voting together as a single class, and (b) the affirmative vote of a majority of the issued and outstanding shares of Series D preferred stock, voting separately as a class. Uninstructed shares are not entitled to vote on this matter, and therefore broker non-votes will have the effect of negative votes on this proposal. Abstentions have the effect of negative votes.

         Proposal 5. Amendment to the 1997 Omnibus Long-Term Incentive Plan. Stockholders are being asked to approve an amendment to the plan to increase the number of shares of Common Stock which may be issued under the plan from 2,000,000 to 7,500,000. To be approved, this matter must receive the affirmative vote of the majority of the issued and outstanding shares of Common Stock and Series D preferred stock, voting together as a single class. Uninstructed shares are not entitled to vote on this matter, and therefore broker non-votes will have the effect of negative votes on this proposal. Abstentions have the effect of negative votes.

         THE EFFECTIVENESS OF THE PLAN AMENDMENT PROPOSAL IS CONTINGENT ON THE APPROVAL OF THE PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK IN PROPOSAL THREE. AS A RESULT, IF THE STOCKHOLDERS DO NOT APPROVE PROPOSAL THREE, THEN THE PLAN AMENDMENT CANNOT BECOME OPERATIVE EVEN IF THE STOCKHOLDERS APPROVE PROPOSAL FIVE.





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         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


         The following table sets forth the number and percentage of outstanding shares of Common Stock and Series D preferred stock entitled to vote on all matters submitted to a vote by the holders of Common Stock, beneficially owned as of February 28, 2001, by (a) each director and named executive officer of the Company, (b) all officers and directors of the Company as a group, and (c) all persons who are known by the Company to be beneficial owners of 5% or more of the Company's outstanding Common Stock. Unless otherwise noted, each of the persons listed below has sole voting and investment power with respect to the shares indicated as beneficially owned by such person. The Company's Common Stock and Series D preferred stock are its only classes of voting securities. All of the Series D preferred stock is convertible into shares of Common Stock at any time. The holder of each share of Series D preferred stock is entitled to one vote for each share of Common Stock into which such share of Series D preferred stock could then be converted. Presently, the holder of each share of Series D preferred stock is entitled to 25 votes. This table shows the number of shares of Series D preferred stock owned by each named beneficial owner. This table also shows the approximate percentage of the outstanding shares of Series D preferred stock owned by each named beneficial owner before the financial restructuring and after the financial restructuring.



                                                 AMOUNT AND                            AMOUNT AND
                                                  NATURE OF        APPROXIMATE          NATURE OF          APPROXIMATE
                                                 BENEFICIAL         PERCENTAGE         BENEFICIAL        PERCENTAGE OWNED
                                              OWNERSHIP BEFORE     OWNED BEFORE      OWNERSHIP AFTER        AFTER THE
                             TITLE OF CLASS     THE FINANCIAL     THE FINANCIAL       THE FINANCIAL         FINANCIAL
 NAME OF BENEFICIAL OWNER       OF STOCK      RESTRUCTURING(1)   RESTRUCTURING(2)  RESTRUCTURING(1)(3)  RESTRUCTURING(2)(3)
 ------------------------    --------------   ----------------   ----------------  -------------------  -------------------

Renaissance Capital
Growth & Income Fund III,   Common Stock(4)          8,374,295         44.6%           20,261,528           66.1%
Inc.                        Series D                     7,500          8.1%                7,500            8.1%
                            Preferred Stock

Renaissance US Growth &
Income Trust PLC            Common Stock(5)          8,095,389         43.8%           19,432,428           65.2%
                            Series D                     7,500          8.1%                7,500            8.1%
                            Preferred Stock

Russell L. Cleveland(6)(9)  Common Stock(7)         16,469,674         62.2%           39,693,956           79.9%
                            Series D                    15,000         16.2%               15,000           16.2%
                            Preferred Stock

C. A. Rundell, Jr.(8)(9)    Common Stock(10)         2,014,190         16.5%            3,643,334           26.7%
                            Series D                    13,250         14.3%               13,250           14.3%
                            Preferred Stock

William D. Breedlove(8)(9)  Common Stock(11)         1,550,000         12.6%            1,552,441           12.6%

Phillip R. Thomas           Common Stock(12)         1,490,942         13.7%            1,490,942           13.7%

Gerald Beckmann             Common Stock(13)         1,063,166          9.4%            1,063,166            9.4%

Alan M. Arsht(8)(9)         Common Stock(14)           316,955          2.9%              316,955            2.9%
                            Series D                     7,500          8.1%                7,500            8.1%
                            Preferred Stock

Frank Marlow(8)(9)          Common Stock(15)           188,911          1.7%              188,911            1.7%
                            Series D                     1,250          1.3%                1,250            1.3%
                            Preferred Stock

Holly Burlage(8)(9)         Common Stock(16)           168,619          1.5%              168,619            1.5%
                            Series D                     1,500          1.6%                1,500            1.6%
                            Preferred Stock

Jack Caldwell(8)(9)         Common Stock(17)           101,343          0.9%              101,343            0.9%

Robert M. Galecke(8)(9)     Common Stock(18)            46,081          0.4%               46,081            0.4%
                            Series D                       500          0.5%                  500            0.5%
                            Preferred Stock

John P. Jenkins(8)(9)       Common Stock                    --            --                   --              --

                            Common Stock                    --            --                   --              --

All current directors and   Common Stock            19,305,773         67.4%           44,159,199           68.7%
executive officers as a     Series D                    39,000         42.0%               39,000           42.0%
group (8 persons)           Preferred Stock





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                                                              PRELIMINARY COPIES


----------

(1) Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options, warrants or other convertible securities are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2) The holder of each share of Series D preferred stock is entitled to one vote for each share of Common Stock into which such share of Series D preferred stock could then be converted. Presently, the holder of each share of Series D preferred stock is entitled to 25 votes. The percentage of voting stock is calculated by dividing the number of shares of Common Stock owned by the beneficial owner by the total number of shares of voting stock. The total number of shares of voting stock is equal to the number of issued shares of Common Stock plus the issued Series D preferred stock on a fully-diluted basis.

(3)      Assumes that (a) all indebtedness owed by the Company to Renaissance,
         C. A. Rundell, Jr., The Rundell Foundation and HBW as described in proposal two has been exchanged for Series F and Series G preferred stock; (b) an aggregate of 55,421 shares of Series F preferred stock has been issued as follows: 41,216 shares to Renaissance, 2,072 shares to C. A. Rundell, Jr., and 12,133 shares to HBW; and (c) an aggregate of 267,862 shares of Series G preferred stock has been issued to the following persons: 254,855 shares to Renaissance, 8,722 shares to C. A. Rundell, Jr., and 4,285 shares to The Rundell Foundation.

(4) Based on a Schedule 13G (Amendment No. 8) filed with the SEC on February 8, 2001, Renaissance Capital Growth & Income Fund III, Inc. is deemed the beneficial owner of an aggregate of 8,374,295 shares of Common Stock, comprised of 393,259 shares of Common Stock; 814,299 shares of Common Stock issuable upon the exercise of warrants exercisable within 60 days; 187,500 shares of Common Stock issuable upon the conversion of 7,500 shares of Series D preferred stock; 3,183,060 shares of Common Stock issuable upon the conversion of convertible promissory notes convertible within 60 days; and 3,796,177 shares of Common Stock issuable upon the conversion of convertible debentures convertible within 60 days.

         The address for Renaissance US Growth & Income Trust PLC is 8080 N. Central Expressway, Suite 210, Dallas, TX 75206. The board of directors of Renaissance US Growth & Income Trust PLC exercises voting and investment control over the securities of the Company that entity holds.

(5) Based on a Schedule 13G (Amendment No. 8) filed with the SEC on February 8, 2001, Renaissance US Growth & Income Trust PLC is deemed the beneficial owner of an aggregate of 8,095,389 shares of Common Stock, comprised of 393,258 shares of Common Stock; 808,617 shares of Common Stock issuable upon the exercise of warrants exercisable within 60 days; 187,500 shares of Common Stock issuable upon the conversion of 7,500 shares of Series D preferred stock; 2,909,837 shares of Common Stock issuable upon the conversion of convertible promissory notes convertible within 60 days; and 3,796,177 shares of Common Stock issuable upon the conversion of convertible debentures convertible within 60 days.

         The address for Renaissance Capital Growth & Income Fund III, Inc. is 8080 N. Central Expressway, Suite 210, Dallas, TX 75206. The board of directors of Renaissance Capital Growth & Income Fund III, Inc. exercises voting and investment control over the securities of the Company that entity holds.

(6) The address for Mr. Cleveland is 8080 N. Central Expressway, Suite 210, Dallas, TX 75206.

(7) Represents shares owned by Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC, as described in greater detail in footnotes (4) and (5) to this table. Mr. Cleveland is an executive officer of Renaissance Capital Group, Inc., which is the Investment Advisor to Renaissance Capital Growth & Income Fund III, Inc. and Investment Manager to Renaissance US Growth & Income Trust PLC. Although Mr. Cleveland may be deemed to be the beneficial owner of these shares, he disclaims such beneficial ownership.

(8) The address for this person is 8200 Springwood Drive, Suite 230, Irving, TX 75063.





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(9)      Mr. Rundell is a Director, Chairman of the Board and Chief Executive
         Officer of the Company. Messrs. Arsht, Marlow, Galecke, Jenkins, and Cleveland are directors of the Company. Mr. Caldwell is President of a subsidiary of the Company. Ms. Burlage is Executive Vice President, Chief Financial Officer and Secretary of the Company. Mr. Breedlove is a director nominee of the Company.

(10) Includes 562,843 shares of Common Stock; 164,126 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days; 705,971 shares of Common Stock issuable upon the exercise of warrants exercisable within 60 days; 250,000 shares of Common Stock issuable upon the conversion of convertible promissory notes convertible within 60 days; and 331,250 shares of Common Stock issuable upon the conversion of 13,250 shares of Series D preferred stock.

(11) Includes 1,500,000 shares of Common Stock issuable upon the conversion of two promissory notes issued to HBW that are convertible within 60 days; and 50,000 shares of Common Stock issuable upon the exercise of warrants exercisable within 60 days. Mr. Breedlove is Managing Director of HBW. Although Mr. Breedlove may be deemed to be the beneficial owner of these shares, he disclaims such beneficial ownership.

(12) Includes 1,382,524 shares of Common Stock; 108,418 shares of Common Stock issuable upon the exercise of warrants exercisable within 60 days. The address for Mr. Thomas is 3510 Turtle Creek Boulevard, Ph-A, Dallas, TX 75219-5542.

(13) Includes 525,672 shares of Common Stock; 409,473 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days; and 128,021 shares of Common Stock issuable upon the exercise of warrants exercisable within 60 days. The address for Mr. Beckmann is 1017 Diamond Boulevard, Southlake, TX 76092.

(14) Includes 4,455 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days; 125,000 shares of Common Stock issuable upon the exercise of warrants exercisable within 60 days; and 187,500 shares of Common Stock issuable upon the conversion of 7,500 shares of Series D preferred stock.

(15) Includes 42,615 shares of Common Stock; 79,879 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days; 35,167 shares of Common Stock issuable upon the exercise of warrants exercisable within 60 days; and 31,250 shares of Common Stock issuable upon the conversion of 1,250 shares of Series D preferred stock.

(16) Includes 9,254 shares of Common Stock; 95,625 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days; 26,240 shares of Common Stock issuable upon the exercise of warrants exercisable within 60 days; and 37,500 shares of Common Stock issuable upon the conversion of 1,500 shares of Series D preferred stock.

(17) Includes 101,343 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days.

(18) Includes 25,248 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days; 8,333 shares of Common Stock issuable upon the exercise of warrants exercisable within 60 days; and 12,500 shares of Common Stock issuable upon the conversion of 500 shares of Series D preferred stock.







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                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

GENERAL

         The nominees for director listed below will stand for election at this annual meeting for a one-year term of office expiring at the 2002 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

         The following table sets forth certain information as to the nominees for director of the Company:


                       NAME AND AGE               POSITIONS AND OFFICES WITH THE COMPANY             DIRECTOR SINCE
                 ------------------------         --------------------------------------             --------------

                 C. A. Rundell, Jr., 69           Director, Chairman of the Board and                     1999
                                                  Chief Executive Officer

                 Alan M. Arsht, 57                Director                                                1999

                 William D. Breedlove             Director Nominee                                          --

                 Russell L. Cleveland, 61         Director                                                2001

                 Robert M. Galecke, 59            Director                                                1996

                 John P. Jenkins, 50              Director                                                2000

                 Frank R. Marlow, 62              Director                                                1995


DIRECTORS AND NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS


         C. A. RUNDELL, 69, Director and Chairman of the board of directors, has been a director of the Company since March 1999. Mr. Rundell was appointed Chief Executive Officer of the Company and director on August 31, 2000. Mr. Rundell was also a director and Chairman of the board of NCI Building Systems, from 1988 to 2000. Also since 1989, Mr. Rundell has owned and operated Rundell Enterprises, a sole proprietorship engaged in providing acquisitions and financial consulting services to various business enterprises. Mr. Rundell is a director and member of the executive committee of Tyler Technologies, Inc., a provider of information management systems and services for county governments and other enterprises. Mr. Rundell was the President and Chief Executive Officer of Tyler Technologies, Inc. from 1997 to 1998, Chairman of the board from 1996 to 1997, and temporary Chief Executive Officer from 1996 to 1997. Mr. Rundell is also a director of Renaissance US Growth & Income Trust, PLC and Tandy Brands Accessories, Inc., a manufacturer of accessories for men, women and boys. Mr. Rundell earned an M.B.A. with Distinction from Harvard University and a B.S. in Chemical Engineering from The University of Texas at Austin.

         ALAN M. ARSHT, 57, Director, has been a director of the Company since 1999. Mr. Arsht has been President of Arsht & Company, Inc., a New York based investment banking firm established in 1986. From 1977 to 1986, Mr. Arsht was Senior Vice President and Managing Director of Thomson McKinnon Securities, Inc. He also served as Vice President, Corporate Finance at Wertheim & Company, Inc. and was Special Assistant to the Deputy Secretary of the U.S. Treasury Department. Mr. Arsht also






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held positions at the U.S. Securities and Exchange Commission. Mr. Arsht earned an M.B.A. in Finance from American University and a B.A. in History from East Texas State University.

         WILLIAM D. BREEDLOVE, 61, Nominee for the board of directors of the Company. Mr. Breedlove has served as Vice Chairman of Hoak Breedlove Wesneski & Co. (HBW), an investment banking firm, since August 1996. Mr. Breedlove has held senior management positions in commercial and merchant banking for over 30 years. Prior to HBW's formation in 1996, Mr. Breedlove was chairman, managing director and co-founder of Breedlove Wesneski & Co., a private merchant banking firm. From 1984 to 1989, Mr. Breedlove also served as president and director of Equus Capital Corporation, the corporate general partner of three public and private limited partnerships operating as management leveraged buyout funds. Mr. Breedlove's experience also includes 22 years at First National Bank in Dallas, the last three years of which he served as chairman and chief executive officer of the lead bank and vice chairman of InterFirst Corporation. Mr. Breedlove currently serves as a director of NCI Building Systems, Inc., Park Pharmacy Corporation and seven private companies. He has previously served as director of several other publicly-held companies, including InterFirst Corporation, Texas Oil and Gas Corporation, Dillard's Department Stores, and Cronus Industries, Inc. Mr. Breedlove received his B.B.A. degree in finance and banking from the University of Texas at Austin.

         RUSSELL L. CLEVELAND, 62, has been a director of the Company since February 2001. Mr. Cleveland is the President, Chief Executive Officer, the sole Director and the majority shareholder of Renaissance Capital Group, Inc. He has served as President, Chief Executive Officer and a director of Renaissance Capital Growth & Income Fund III, Inc. since 1994. He is a Chartered Financial Analyst with over 35 years experience as a specialist in investments in smaller capitalization companies. Mr. Cleveland has served as President of the Dallas Association of Investment Analysts. He also serves on the Boards of Directors of Renaissance US Growth and Income Trust PLC, Bentley Pharmaceuticals, Inc., Danzer Corporation, Tutogen Medical, Inc. and Technology Research, Inc. Mr. Cleveland received a B.S. in Economics from the Wharton School of Commerce and Finance of the University of Pennsylvania.


         ROBERT M. GALECKE, 59, Director, has been a director of the Company since May 1996. Mr. Galecke is currently Vice President of Finance and Administration for the University of Dallas. Prior to that he was a principal in the corporate consulting firm of Pate, Winters & Stone, Inc. from 1993 to May 1996. He also served as Executive Vice President, Chief Operating Officer and Chief Financial Officer of Southmark Corporation, a financial services insurance and real estate holding company, from 1986 to 1992. From 1989 to 1995, Mr. Galecke served as Chairman of the board, President and Chief Executive Officer of National Heritage, Inc. Mr. Galecke received a graduate degree from the School of Banking at the University of Wisconsin, Madison, and a B.S. in Economics from the University of Wisconsin at Stevens Point.


         JOHN P. JENKINS, 50, Director, has been a director of the Company since September 2000. Since November 2000, Mr. Jenkins has been Chairman of The Board and Chief Executive Officer of San Holdings, Inc., a total data storage management solutions business. From 1995 to 1999, Mr. Jenkins served as Chairman, Chief Executive Officer and President of TAVA Technologies, Inc., a systems integrator providing IT solutions to manufacturing and process industries. In July 1999, Real Software, a Belgian IT service and software provider, acquired TAVA. Mr. Jenkins continued as CEO and President of the U.S. operations, Real Enterprise Solutions, until June 2000. Prior to TAVA Technologies, Inc., Mr. Jenkins was President of Morgan Technical Ceramics, Inc., a subsidiary of Morgan Crucible Plc., a developer and manufacturer of industrial ceramics and other advanced materials, and Vice President and General Manager of the Structural Ceramic Division of Coors Ceramic Company, a subsidiary of Adolph Coors Company. Mr. Jenkins is also a director of Colorado MEDtech, Inc., a full-service producer of advanced medical products and comprehensive outsourcing services. Mr. Jenkins holds a Juris Doctor degree from the University of Denver and a B.S. degree in Mechanical Engineering from the University of Washington.


         FRANK R. MARLOW, 62, Director, has been a director of the Company since May 1995. Mr. Marlow served as Vice President, Sales and Marketing for the Company from October 1993 to February





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1995. Mr. Marlow is currently Vice President of Sales for Conformity, formerly
Money Star, a technology company based in Austin, Texas. From 1995 until 1998, Mr. Marlow was Vice President of Hogan Systems, a publicly-traded company subsequently purchased by Computer Sciences Corp. Previously, Mr. Marlow was with IBM, Docutel Corporation, UCCEL Corporation and Syntelligence Corporation in executive sales and training positions.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED ABOVE.




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                COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         The board of directors held six meetings during the fiscal year ended June 30, 2000. None of the directors attended fewer than 83% of the meetings of the board of directors and its committees on which they served. The board of directors has established two committees: a compensation and stock option committee, and an audit committee. The Company's board of directors acts as the nominating committee to nominate persons for election to the board of directors.

         The compensation and stock option committee is currently composed of Messrs. Rundell, Jack and Marlow. The compensation and stock option committee met two times during the fiscal year ended June 30, 2000. The compensation and stock option committee determines the amount and form of compensation and benefits payable to all officers and employees, and advises and consults with management regarding the benefit plans and compensation policies of the Company. The compensation and stock option committee also reviews and approves stock option grants to directors, executive officers and employees of the Company.

         The audit committee is currently composed of Messrs. Rundell, Galecke, Jack and Arsht. Messrs. Galecke, Jack and Arsht are independent directors, based on the definition of independence in Rule 4200(a)15 of the listing standards of the National Association of Securities Dealers. Although Mr. Rundell was independent based on such definition during the fiscal year ended June 30, 2000, he has not been considered an independent director under such definition since he was appointed to the position of the Chief Executive Officer of the Company as of August 31, 2000. The board of directors believes that even though Mr. Rundell is currently not an independent director, it is in the best interests of the Company that he should continue as a member of the audit committee in order to be immediately available to the committee to discuss issues and concerns and answer any questions the committee may have as well as to fulfill the need of the Company's senior management to be kept aware and informed of any developments concerning the audit committee. The audit committee met four times during the fiscal year ended June 30, 2000. This committee recommends to the board of directors the appointment of independent auditors, reviews the plan and scope of audits, reviews the Company's significant accounting policies and internal controls, and has general responsibility for related matters. Prior to the mailing of this proxy statement to the stockholders of the Company, this committee met with the Company's independent auditors to review the fiscal 2000 audit and the significant accounting policies and internal controls. The audit committee adopted an audit committee charter on June 13, 2000, a copy of which is attached to this proxy statement as Exhibit A.

                             AUDIT COMMITTEE REPORT

         The audit committee of the board of directors, which was established in June 1993, oversees the external audit of the Company's financial statements and reviews the internal audit, control and financial reporting procedures of the Company. A full description of the activities of the audit committee is contained in the audit committee charter, which is attached to this proxy statement as Exhibit A. For the fiscal year ended June 30, 2000 and for the purposes of this report, the audit committee was composed of Messrs. Galecke, Arsht, Jack and Rundell.

         During the fiscal year ended June 30, 2000, the audit committee met with representatives of Grant Thornton LLP, the Company's independent accountants, to review the results of the fiscal 1999 audit and to review the scope of the fiscal 2000 audit.

         In August 2000, the audit committee met with Grant Thornton LLP to review the results of the fiscal 2000 audit. The committee will meet with Grant Thornton LLP again in 2001 to review the scope of the fiscal 2001 audit. At the August 2000 meeting, the committee reviewed the results of the fiscal 2000





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                                                              PRELIMINARY COPIES



audit with the members of the Grant Thornton LLP engagement team. The committee also discussed the fiscal 2000 audited financial statements and the results of the fiscal 2000 audit with the Company's management.

         During the August 2000 meeting, the audit committee discussed the matters required to be discussed by Statements on Auditing Standards No. 61 with Grant Thornton LLP, including the restrictions on ownership of securities imposed as part of the independence standards that the Grant Thornton LLP engagement team must observe. The committee received during the August 2000 meeting the written disclosures and letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1. Standard No. 1 requires auditors to communicate, in writing, at least annually all relationships between the auditor and the Company that, in the auditor's professional judgment, may reasonably be thought to affect the auditor's independence. The committee has received this written disclosure and has discussed with Grant Thornton LLP its independence. The communication from Grant Thornton LLP required by Standard No. 1 did not disclose any matter or relationship that impaired its independence.

         Based upon these reviews, discussions and disclosures, the audit committee made a recommendation to the board of directors that the fiscal 2000 audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ending June 30, 2000.

                                                By the Audit Committee:

                                                Robert M. Galecke, Chairman
                                                Alan M. Arsht
                                                James E. Jack
                                                C. A. Rundell, Jr.

                                   AUDIT FEES

         The following table summarizes the fees paid or payable to Grant Thornton LLP for services rendered for the fiscal year ended June 30, 2000.

         Audit fees in connection with the Annual Report on
         Form 10-K and quarterly reports...............................       $53,546

         Financial systems design and implementation fees..............            --

         All other fees................................................            --
                                                                              -------

         Total all other fees..........................................            --
                                                                              =======

         TOTAL.........................................................       $53,546
                                                                              =======




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                                    OFFICERS

         The following table sets forth the officers of the Company.



                        NAME               AGE                  CURRENT POSITION
              -------------------          ---     -------------------------------------------
              C. A. Rundell, Jr.           67      Chairman of the Board and Chief Executive
                                                   Officer

              Holly J. Burlage             37      Executive Vice President, Chief Financial
                                                   Officer, Secretary and Treasurer

              Jack G. Caldwell             63      President, B&B Electromatic, Inc.

              Lars H. Halverson            42      President, Intelli-Site, Inc.


         The following is a brief description of the business backgrounds of each of the officers who are not also nominees for directors. For a narrative description of the business background of Mr. Rundell, see "Directors and Nominees for Election to the Board of Directors" above.

         HOLLY J. BURLAGE, 37, Executive Vice President, Chief Financial Officer, Secretary and Treasurer, joined the Company in February 1994 as Accounting Manager, became Controller in 1995, became Vice President, Secretary and Treasurer in May 1997, and became Chief Financial Officer in July 1999. Prior to joining the Company, Ms. Burlage was Controller of Signature Home Care Group, Inc., a home health care company, from 1993 to 1994, and Controller and Chief Accounting Officer of National Heritage, Inc., a publicly-traded long-term care company, from 1989 to 1993. Ms. Burlage holds a B.B.A. from Baylor University.


         JACK G. CALDWELL, 63, President, B&B Electromatic, Inc., joined the Company in January 1998. Prior to joining the Company, Mr. Caldwell was a Results Manager for Thomas Group, Inc., a management consulting company, from 1992 to 1998. From 1986 to 1992, Mr. Caldwell served as the European Operations Manager for E-Systems and was Director of Sales and Marketing from 1978 to 1986 for the Cooper Industries. Mr. Caldwell earned an M.B.A. and B.S. degrees from East Texas State University.


         LARS H. HALVERSON, 42, President, Intelli-Site, Inc., joined the Company in January 2001. Prior to joining the Company, Mr. Halverson was a Sales Account Manager with Honeywell, Inc. from 1985 to 2001. From 1982 to 1984, Mr. Halverson served as Field Sales Representative for Moore Business Forms, Inc. Mr. Halverson earned a B.A. in Business Administration and Economics from the University of North Texas.




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                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table shows the compensation of the Chief Executive Officer and the two executive officers of the Company whose compensation exceeded $100,000 for the fiscal years ended June 30, 2000, 1999 and 1998.

                                       ANNUAL COMPENSATION                  LONG-TERM COMPENSATION AWARDS
                              ----------------------------------  ----------------------------------------------
    NAME AND PRINCIPAL                                              OTHER ANNUAL        RESTRICTED      OPTION/
         POSITION                YEAR       SALARY      BONUS       COMPENSATION       STOCK AWARDS      SARS
-------------------------     ----------  ----------  ----------  -----------------  ----------------- ---------

Gerald K. Beckmann               2000     $  277,078          --          --                 --           100,000
   Chief Executive Officer       1999        296,393          --          --                 --                --
   and President(1)              1998        289,425          --          --                 --           200,000

Holly J. Burlage                 2000     $  125,650          --          --                 --            40,000
   Executive Vice President      1999        105,011          --          --                 --            60,000
   and Chief Financial           1998         90,368    $ 15,000          --                 --            17,500
   Officer

Jack G. Caldwell                 2000     $  149,213
   President                     1999        140,510          --          --                 --           100,000
   B&B Electromatic, Inc.        1998         58,333          --          --                 --            61,790

----------
(1)      Resigned as of August 31, 2000.

         No other executive officer's salary and bonus exceeded $100,000 annually and no executive had any form of long-term incentive plan compensation arrangement with the Company during the fiscal years ended June 30, 2000, 1999 and 1998.

STOCK OPTION GRANTS

         The following table provides information concerning the grant of stock options during the twelve months ended June 30, 2000 to the named executive officers:

                                                                            % OF TOTAL
                                                   NUMBER OF              OPTIONS GRANTED
                  FOR THE TWELVE             SECURITIES UNDERLYING         TO EMPLOYEES        EXERCISE   EXPIRATION
               MONTHS ENDED 6/30/00           OPTIONS GRANTED(1)         IN FISCAL YEAR(%)     PRICE($)      DATE
            --------------------------   ---------------------------   --------------------  -----------  ----------
            Gerald K. Beckmann(2)                   50,000                     11.1%           $ 0.563      08/23/09
            Gerald K. Beckmann(2)                   50,000                     11.1              0.625      06/26/10
            Holly J. Burlage                        20,000                      4.4              0.563      08/23/09
            Holly J. Burlage                        20,000                      4.4              0.625      06/26/10
            Jack G. Caldwell                        10,000                      2.2              0.563      08/23/09
            Jack G. Caldwell                        20,000                      4.4              0.625      06/26/10

----------
(1) The options for all listed vest with respect to 25% of the shares issuable thereunder six months after the date of grant and with respect to cumulative increments of 25% of the shares issuable thereunder on each anniversary of the date of grant.

(2)      Resigned as of August 31, 2000.



                                       16
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OPTION EXERCISES AND HOLDINGS

         The following table provides information related to the number of shares received upon exercise of options, the aggregate dollar value realized upon exercise, and the number and value of options held by the named executive officers of the Company at June 30, 2000.

                                                             NUMBER OF UNEXERCISED                  VALUE OF UNEXERCISED
                                                               OPTIONS/ SARS AT                   IN-THE-MONEY OPTIONS/SARS
                                                                FISCAL YEAR END                     AT FISCAL YEAR END($)
                                                        -------------------------------        -------------------------------
                                                        EXERCISABLE       UNEXERCISABLE        EXERCISABLE       UNEXERCISABLE
                                                        -----------       -------------        -----------       -------------

        FOR THE TWELVE MONTHS ENDED 6/30/00
                Gerald K. Beckmann                       346,973             137,500             $ 7,031           $ 21,094
                Holly J. Burlage                          90,625              69,375               2,813              8,437
                Jack G. Caldwell                          98,843              92,947               1,406              4,219

                              DIRECTOR COMPENSATION

         Currently, directors are compensated by incentive stock options in an amount equivalent to $7,500 annually for serving on the board in addition to $1,250 for each committee on which they serve. All directors are reimbursed for their out-of-pocket expenses incurred in connection with their attendance at board meetings.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


         On April 12, 2000, Mr. Rundell, Chairman of the board of directors, Chief Executive Officer and a stockholder of the Company, loaned the Company approximately $200,000, at 9% annual interest. On June 28, 2000, The Rundell Foundation, an affiliate of Mr. Rundell, loaned the Company approximately $100,000, at 9% annual interest. To date, both of the loans remain outstanding. If the Company's stockholders approve the financial restructuring proposal, then this $300,000 of debt will be converted into approximately 13,000 shares of Series G preferred stock (depending on the amount of accrued interest). On November 17, 2000, Mr. Rundell loaned the Company approximately $50,000, in exchange for a convertible promissory note with an 8% annual interest rate. One of the requirements of the financial restructuring is that the Company must obtain a minimum investment of $100,000 from sources other than Renaissance prior to the date of the 2000 Annual Meeting of Stockholders. This $50,000 loan from Mr. Rundell is 50% of the $100,000 requirement. If the Company's stockholders approve the financial restructuring proposal, this $50,000 of debt will be converted into approximately 2,100 shares of Series F preferred stock (depending on the amount of accrual interest). For a description of the terms of these promissory notes, see "Proposal Two: Proposed Financial Restructuring-- Background and Reasons for Financial Restructuring--Rundell Promissory Notes." In addition, Mr. Rundell serves as a director of Renaissance US Growth & Income Trust PLC and served as a director of Renaissance Capital Growth & Income Fund III, Inc. until October 12, 2000.

         On December 31, 1996, the Company issued convertible debentures in an aggregate principal amount of $4.6 million to Renaissance, a stockholder of the Company. In addition, during 1999 and 2000, Renaissance loaned the Company approximately $1.63 million at a 9% annual interest rate. Pursuant to the terms of a letter agreement dated as of November 13, 2000, as amended, with the Company, for an aggregate of $1 million, the Company issued 10 promissory notes to Renaissance, each with an 8% annual interest rate. For a description of the terms of the letter agreement, see "Proposal Two: Proposed Financial Restructuring--The Proposed Financial Restructuring--The Letter Agreement." For a description of the terms of the convertible debentures and promissory notes, see "Proposal Two: Proposed Financial Restructuring--Background and Reasons for Financial Restructuring--Renaissance Convertible Debentures" and "Proposal Two:
Proposed Financial Restructuring--Background and





                                       17
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                                                              PRELIMINARY COPIES



Reasons for Financial Restructuring--Renaissance Promissory Notes" If the financial restructuring proposal is approved, the new Renaissance promissory notes will be converted into approximately 41,200 shares of Series F preferred stock (depending on the amount of accrued interest) and all other convertible debentures, promissory notes and accrued interest will be converted into shares of Series G preferred stock.

         Russell L. Cleveland joined the board of directors in February 2001. Mr. Cleveland is the president of Renaissance Capital Group, Inc., which is the investment manager of Renaissance US Growth & Income Trust PLC. Mr. Cleveland is also the president and chief executive officer of Renaissance Capital Growth & Income Fund III, Inc.

         On February 27, 2001, HBW Investment Partners II, L.P. loaned the Company $157,474 in exchange for a convertible promissory note with a 9% annual interest rate. Also on February 27, 2001, HBW Capital Fund, L.P. loaned the Company $142,526 in exchange for a convertible promissory note with a 9% annual interest rate. William D. Breedlove, a nominee for the board of directors of the Company, is Managing Director of each of the HBW entities. One of the requirements of the financial restructuring is that the Company must obtain a minimum investment of $100,000 from sources other than Renaissance prior to the date of the 2000 Annual Meeting of Stockholders. In addition to the November 17, 2000 loan from Mr. Rundell, the loans from HBW satisfy this $100,000 requirement. For a description of the terms of these promissory notes, see "Proposal Two: Proposed Financial Restructuring--Background and Reasons for Financial Restructuring--HBW Promissory Notes." If the Company's stockholders approve the financial restructuring proposal, this aggregate of approximately $303,000 of debt, including accrued interest, from HBW will be converted into approximately 12,100 shares of Series F preferred stock.

         Mr. Jenkins joined the board of directors in September 2000. In addition to his board duties, Mr. Jenkins currently serves as a consultant to the Company's subsidiary, Intelli-Site, Inc., on a part-time basis at an hourly rate of $120. Intelli-Site did not employ Mr. Jenkins as a consultant in fiscal year 2000. Intelli-Site paid Mr. Jenkins total compensation of $28,495 from September 2000 through December 31, 2000.

         Mr. Beckmann was the Company's Chief Executive Officer and President until August 2000. Mr. Beckmann was a consultant to the Company from August 2000 until October 2000 on a part-time basis at an hourly rate of $120. The Company paid Mr. Beckmann total compensation of $277,078 for fiscal year 2000 and $45,833 for fiscal year 2001.


         The Company believes that the terms of the foregoing transactions were on terms no less favorable to the Company than could be obtained from unaffiliated third parties.




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                                  PROPOSAL TWO

                        PROPOSED FINANCIAL RESTRUCTURING

INTRODUCTION


         On November 13, 2000, the Company entered into a letter agreement with Renaissance, a copy of which is attached hereto as Exhibit B. On March 2, 2001, the Company and Renaissance amended the letter agreement, a copy of which is included in Exhibit B. Set forth below is a discussion of the letter agreement, as amended.

         Pursuant to the terms of the letter agreement, as amended, the Company issued an aggregate of $1.0 million of the Company's secured convertible promissory notes to Renaissance. The funding of these new Renaissance promissory notes was conditioned in part on the Company's board of directors' approval of a proposed financial restructuring as set forth in the letter agreement, as amended. The Company's board of directors approved the letter agreement, including the financial restructuring proposal, on November 13, 2000. As required by the letter agreement, as amended, in connection with issuance of the new Renaissance promissory notes, the Company's board of directors is soliciting stockholder approval of the financial restructuring proposal, which consists of the following:






         o the amendment of the Company's Certificate of Incorporation to authorize 80,0000 shares of a new Series F preferred stock and 300,000 of a new Series G preferred stock;

         o the issuance to Renaissance of approximately 41,200 shares of Series F preferred stock (depending on the amount of accrued interest) in exchange for the promissory notes of the Company held by Renaissance in the aggregate principal amount of $1.0 million together with accrued interest;

         o the issuance to Renaissance of approximately 255,000 shares of Series G preferred stock (depending on the amount of accrued interest) in exchange for all other promissory notes and convertible debentures of the Company held by Renaissance together with accrued interest (constituting approximately $6.4 million, including accrued interest);

         o the issuance to C. A. Rundell, Jr. of approximately 2,100 shares of Series F preferred stock (depending on the amount of accrued interest) in exchange for the promissory note of the Company held by Mr. Rundell in the principal amount of $50,000 together with accrued interest;

         o the issuance to C. A. Rundell, Jr. and The Rundell Foundation of approximately 13,000 shares of Series G preferred stock (depending on the amount of accrued interest) in exchange for the promissory notes of the Company held by them in the aggregate principal amount of $300,000 together with accrued interest; and

         o the issuance to HBW of approximately 12,100 shares of Series F preferred stock (depending on the amount of accrued interest) in exchange for the promissory notes of the Company held by HBW in the principal amount of $300,000 together with accrued interest.

         According to the terms of the letter agreement, as amended, the holders of Series F preferred stock and Series G preferred stock will have the right, at any time, to convert their shares of preferred stock into shares of Common Stock. The Company's current Certificate of Incorporation does not







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                                                              PRELIMINARY COPIES




authorize enough shares of Common Stock to cover such a potential conversion. In order to effect the financial restructuring proposal, the stockholders must also approve an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock as set forth in proposal three in this proxy statement.

         In addition, according to the terms of the letter agreement, as amended, prior to the issuance of the Series F preferred stock and the Series G preferred stock, the Company must amend the Certificate of Designation, Preferences and Rights of the Series D preferred stock to modify the liquidation preference amount as set forth in proposal four in this proxy statement. If the stockholders do not approve proposal four in this proxy statement, then the financial restructuring proposal cannot be completed.

         The letter agreement provides as a condition to the financial restructuring that the board of directors use its best efforts to secure stockholder approval of the financial restructuring and recommend that the stockholders approve the financial restructuring.

         Management believes that if the Company's stockholders do not approve the financial restructuring proposal, then there is a significant risk that the Company will not have sufficient cash to continue its operations. The Company is currently in payment default and financial covenant default of the Company's convertible debentures held by Renaissance. This default coupled with the need for additional cash is another reason for the financial restructuring. Also, if the financial restructuring proposal is not completed by April 27, 2001, then under the terms of the letter agreement, as amended, all of the Company's debt owed to Renaissance will become immediately due and payable. The Company does not have enough cash to repay the Renaissance debt and the Company does not have any foreseeable way to obtain the cash to repay the Renaissance debt.

         According to the Delaware General Corporation Law, the Company's Certificate of Incorporation and the Company's bylaws, stockholder approval is required to increase the number of the Company's authorized shares of Common Stock from 35,000,000 to 70,000,000. The Company needs 70,000,000 authorized shares of Common Stock to have enough shares to issue upon conversion of the Company's Series F and G preferred stock to be issued under the financial restructuring proposal. Although according to the Delaware General Corporation Law, the Company's Certificate of Incorporation and the Company's bylaws, stockholder approval is not required to effect the proposed financial restructuring, the board of directors believes that it is in the best interests of the Company to seek stockholder approval of the financial restructuring proposal. If the stockholders do not approve the financial restructuring proposal then the board of directors will not complete the financial restructuring pursuant to the terms set forth in the letter agreement, as amended.

         If the financial restructuring is effected, then, assuming approximately 67.3 million fully diluted shares of Common Stock outstanding as of April 12, 2001, the percentage equity ownership of the current Common Stock holders will be approximately 16.6%. However, in the absence of a financial restructuring, the percentage equity ownership of the current Common Stock holders would be approximately 26.6%, on a fully diluted basis, assuming that the holders of the Series A preferred stock, the Series D preferred stock, warrants, options, convertible debentures and promissory notes.




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         The following table shows the percentage of equity interest of the
Company's Common Stock holders on a fully diluted basis currently, and after the financial restructuring. After the proposed financial restructuring, Renaissance would beneficially own approximately 59.2% of the voting stock of the Company, assuming an April 12, 2001 exchange date. On that date, Renaissance would be in a position to control the Company.


                           PERCENTAGE EQUITY INTEREST


                                                                 PERCENTAGE EQUITY INTEREST OF COMMON STOCK
                                                                      HOLDERS, ON A FULLY DILUTED BASIS
                                            -----------------------------------------------------------------------------
                                                     CURRENTLY, ASSUMING ALL                   ASSUMING THE FINANCIAL
                                                  OUTSTANDING CONVERTIBLE DEBT             RESTRUCTURING IS COMPLETED AND
                                                     AND PREFERRED STOCK IS                    ALL PREFERRED STOCK IS
             PARTIES IN INTEREST                 CONVERTED INTO COMMON STOCK(1)            CONVERTED INTO COMMON STOCK(2)
    ------------------------------------    ----------------------------------------  -----------------------------------
         Current Common Stock Holders(3)                       26.6%                                     16.6%

         Current Warrant and Option Holders                    26.0%                                     16.4%

         Renaissance                                           38.9%                                     59.2%

         Mr. C. A. Rundell, Jr. and The
         Rundell Foundation                                     4.9%                                      5.5%

         HBW                                                    3.5%                                      2.3%



(1) Assumes all outstanding warrants, options, convertible promissory notes and other convertible debentures, Series A preferred stock and Series D preferred stock as of February 28, 2001 are converted.

(2) Assumes that (a) the exchange of approximately $1.0 million of new promissory notes and interest arrearages of the Company to Renaissance for approximately 41,200 shares of Series F preferred stock, (b) the exchange of the convertible HBW promissory notes for approximately 12,100 shares of Series F preferred stock, (c) the exchange of approximately $6.4 million of all other existing promissory notes, convertible debentures and interest arrearages of the Company held by Renaissance for approximately 255,000 shares of Series G preferred stock, (d) the exchange of the convertible Rundell promissory note for approximately 2,100 shares of Series F preferred stock, (e) the exchange of an aggregate of approximately $325,000 in indebtedness of the Company to C. A. Rundell, Jr. and The Rundell Foundation for approximately 13,000 shares of Series G preferred stock, have occurred as of April 12, 2001, and (f) shares of Common Stock issuable upon conversion of convertible promissory notes in an aggreate principal amount of $300,000 issued to HBW. More specifically, the terms of the letter agreement, as amended, require that before Renaissance invests $1,000,000 in the Company, the Company must receive a minimum investment of $100,000 from sources other than Renaissance. C. A. Rundell, Jr. has invested $50,000 pursuant to a promissory note convertible into approximately 2,100 shares of Series F preferred stock if the Company's stockholders approve of the financial restructuring. HBW has invested $300,000 pursuant to two promissory notes convertible into approximately 12,100 shares of Series F preferred stock if the Company's stockholders approve of the financial restructuring. These investments from sources other than Renaissance total $350,000, and therefore, the Company satisfied this term of the letter agreement, as amended.

(3) Includes (a) shares held by management, and (b) shares of Common Stock currently held by holders of the Company's Series A preferred stock and Series D preferred stock.


               BACKGROUND AND REASONS FOR FINANCIAL RESTRUCTURING

GENERAL

         The Company was formed in December 1991 with a business plan to be a single source supplier for all hardware and software needs for security and traffic products used in the commercial, industrial and government sectors. When the Company made its initial public offering in April 1993, the Company's subsidiaries consisted of Automatic Access Controls, Inc., known as AAC, B&B Electromatic, Inc., and IST, now named Intelli-Site, Inc. AAC was a distributor of commercial and industrial security products. B&B Electromatic, Inc. is a manufacturer of security gate operators and road and bridge barriers. Intelli-Site is a start-up software developer and retail seller of control systems that integrate security devices for personal computers.



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         The Company's business model misjudged the level of competition in the security hardware distribution business. By the middle of 1995, the Company's revenues and margins fell far short of its business plan and the Company required additional cash funding. During the second quarter of 1995, the Company discontinued the operations of AAC due to AAC's cash requirements and merged certain functions of AAC with B&B Electromatic and Intelli-Site. At that time, the Company decided to focus on its two remaining subsidiaries, B&B Electromatic and Intelli-Site, both of which were suffering operational challenges. Management developed a plan to stabilize these two companies, including the acquisition of a systems integration company, Tri-Coastal Systems, Inc. In September 1995, the Company purchased substantially all of the assets and liabilities of Tri-Coastal Systems, Inc. in exchange for 21,000 shares of the Company's Common Stock, valued at the time at $55,125. Tri-Coastal Systems sells, designs, installs and services electronic security systems primarily for commercial and industrial buildings.

         In December 1996, the Company acquired all of the outstanding stock of Golston Company, Inc. for approximately $4.8 million in a combination of cash and seller notes, and the assumption of an additional $650,000 in existing debt. Golston designs, manufactures and markets specialty products for the financial and healthcare industries. The Company financed this purchase through the issuance of convertible debentures described below to Renaissance.

         In the fall of 1998, the Company needed additional funding as a result of continuing operating losses. At that time, Intelli-Site, Inc. was creating significant cash deficits because it receives payments from its customers only after it satisfactorily performs the work. In addition, B&B Electromatic, Inc. was undergoing a downturn in the road and bridge market. Renaissance, who had originally financed the Golston acquisition, loaned the Company additional funds pursuant to convertible promissory notes. During 1998 the Company began development of a new NT based Intelli-Site product because Intelli-Site was not achieving market acceptance as anticipated.

         During the spring of 1999, the Company's operating cash deficit was increasing as a result of lower revenues and higher than budgeted software development costs. Management made a decision to refocus the Company on two subsidiaries, B&B Electromatic and Intelli-Site, and to sell its other subsidiaries, Golston and Tri-Coastal Systems. In May 1999, the Company sold Golston for $3.2 million in cash and a $100,000 promissory note. In August 1999, the Company sold Tri-Coastal Systems for a $66,000 promissory note.

         When the Company decided in the spring of 1999 to shift its focus, management assumed that the development of the Intelli-Site software was complete. However, due to unanticipated delays in the completion of the product, the Company did not meet the anticipated sales levels for the product and the Company once again experienced operating cash shortfalls. In the fall of 1999, the Company raised $1.8 million through a private placement of Series D preferred stock. In late 1999, B&B Electromatic experienced a significant downturn in perimeter security sales. B&B Electromatic also experienced a much lower sales volume than anticipated for the new railroad barrier product. These factors in fiscal 2000 depressed the Company's stock price and impaired the Company's liquidity.

         The Company most recently tried to market a private placement in late summer 2000, but was unsuccessful due to market conditions and poor financial performance.

RENAISSANCE CONVERTIBLE DEBENTURES

         In December 1996, the Company entered into a convertible debenture financing with Renaissance to finance the purchase of Golston Company, Inc. The Company issued an aggregate of $4.6 million in convertible debentures to Renaissance. The Renaissance convertible debentures have an annual interest




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                                                              PRELIMINARY COPIES



rate of 9%. The debentures, plus interest, are due on or before December 1, 2003. Interest is payable in monthly installments on the first day of each month until the principal amount and all accrued and unpaid interest is paid in full.


         Conversion Price. The debentures are convertible into shares of the Company's Common Stock at an initial conversion price of $1.05 per share. On March 26, 1998, because the Company did not have net sales of at least $16.5 million for year end 1997 and did not have net income after tax for 1997 of at least $2 million (which were milestones set forth in the debentures), the conversion price on the debentures was reduced to $0.549 per share, the average closing price of the Company's Common Stock for the 20-day period beginning on the date of the public announcement of its financial results for the quarter ended December 31, 1997. As of April 12, 2001, the principal amount of the debentures would be convertible into 7,592,353 shares of Common Stock.


         Antidilution Provisions. If there is a stock split or subdivision of shares of Common Stock into a greater number of shares, the conversion price will be proportionately decreased. If there is a combination of shares of Common Stock into a smaller number of shares, the conversion price will be proportionately increased.


         Mandatory Principal Installments. If the debentures are not sooner redeemed or converted, then beginning on December 1, 1999, the Company is required to make mandatory principal payments in an amount equal to $10 per $1,000 of then outstanding principal. The Company has not made any of these mandatory principal payments, which as of April 12, 2001 totaled approximately $619,200. At maturity, the Company will be required to make a final installment of all of the remaining unpaid principal amount plus all unpaid interest and other charges due.


         Mandatory Redemption in the Event of Certain Changes. If the Common Stock is not listed for exchange on the NASDAQ National Market, the New York Stock Exchange, the American Stock Exchange, or quoted on the NASDAQ Small Cap System, or any person acquires more than 50% of the Common Stock, then the Company is required, if requested by Renaissance, to redeem the debentures at the greater of (a) the market value of the debentures or (b) 167% of the par value of the debentures. Since March 24, 1999, the Company's Common Stock has not been listed on any permitted exchange. To date, the Company has not received notice of the exercise of mandatory redemption rights.

         Optional Redemption by the Company. On any interest payment date, and after prior irrevocable notice, the Company may redeem all of the debentures at 120% of par if:


         o The closing bid price for the Common Stock averages at least $4.00 per share for 21 consecutive trading days;


         o The $4.00 bid price is supported by a minimum of 30 times fully diluted net earnings per share of Common Stock in the aggregate for the last four consecutive fiscal quarters preceding the date of notice of redemption;

         o The average, over 20 days, of the daily trading volume is not less than 10,000 shares; and

         o The Company has filed a registration statement covering the shares of Common Stock issuable upon conversion of the debentures.




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         Right to Appoint Director. Pursuant to the loan agreement under which the debentures were issued, Renaissance may designate a nominee to the Company's board, subject to the Company's written approval, which may not be unreasonably withheld. If Renaissance does not request a board designee, then it may have a representative attend board meetings. The failure to submit Renaissance's nominee, if any, for election to the Company's board of directors for any reason other than good cause is an event of default under the debentures and the loan agreement.


         Registration Rights. The holders have registration rights under the loan agreement under which the debentures were issued. The holders of at least 50% of the registrable securities then outstanding may demand that the Company file a registration statement and use the Company's best efforts to register the securities within 150 days of the registration request. The holders also have piggyback registration rights. The registration rights terminate on the earlier to occur of June 30, 2006 or after the holders have demanded two registrations.


         Security. The debentures are secured (a) under the terms of the stock pledge agreements, by all outstanding shares of each of the Company's wholly-owned subsidiaries and (b) under the terms of security agreements, trademarks, copyrights and software technology relating to the Company's Intelli-Site product and all machinery and equipment of the Company.

         Events of Default; Remedies. The term "Events of Default" includes:

         o the failure to pay, not later than 10 days after the due date, any interest or principal of the debentures;

         o any representation or warranty under the loan documents is untrue in any material respect as of the date made;

         o default in the performance of any covenant under the loan documents, after the expiration of a 30-day cure period;

         o default in the payment of any Material Indebtedness, as defined in the debentures;


         o any of the loan documents ceases to be enforceable or becomes inoperative;

         o        bankruptcy events;

         o any final judgment for the payment of money in excess of $250,000 is rendered against the Company and not satisfied or discharged at least 10 days before assets could be sold to pay the judgment;


         o the failure of the Company to deliver shares of Common Stock upon conversion of the debentures; or


         o the failure to submit Renaissance's nominee, if any, for election to the Company's board for any reason other than good cause.


         Upon the occurrence of an Event of Default, Renaissance may:


         o        declare all principal and interest due and payable;




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         o        reduce any claim to judgment; and/or


         o        pursue and enforce its rights and remedies.

         In addition, the Company must pay all costs and expenses reasonably incurred by Renaissance in connection with preserving its rights.


RENAISSANCE PROMISSORY NOTES


         Pre-existing Renaissance Notes. From February 22, 1999 through September 29, 2000, Renaissance made loans to the Company evidenced by 12 promissory notes. The dates and amounts of these 12 promissory notes are outlined in the table below. Unless otherwise indicated in the footnotes to the table, these 12 promissory notes are not convertible. Each of the promissory notes accrues interest at a rate of 9% per year. It is anticipated that as of April 12, 2001, the Company will owe an aggregate of approximately $1.8 million including the principal balance and accrued unpaid interest to Renaissance under the notes detailed in the following table.


         The form of each of the pre-existing Renaissance notes is filed with the SEC as an exhibit to the Company's Amendment No. 2 to Form 10-KSB for the fiscal year ended June 30, 2000.



                                   AMOUNT OF PROMISSORY              AMOUNT OF PROMISSORY
                                NOTES ISSUED TO RENAISSANCE      NOTES ISSUED TO RENAISSANCE
                                  CAPITAL GROWTH & INCOME             US GROWTH & INCOME
             DATE                    FUND III, INC.($)                   TRUST PLC($)               MATURITY DATE(1)
      ------------------        ---------------------------      ----------------------------       ------------------
      February 22, 1999                   $375,000(2)                      $ 225,000(2)             Payable on demand
      August 12, 1999                      115,000(3)                        115,000(3)             Payable on demand
      May 5, 2000                          150,000                           150,000                Payable on demand
      August 25, 2000                      100,000                           100,000                November 19, 2000
      September 15, 2000                   100,000                           100,000                December 14, 2000
      September 29, 2000                    50,000                            50,000                December 29, 2000



(1) The maturity date of these promissory notes, according to the terms of the letter agreement before it was amended, was March 13, 2001. The letter agreement was amended on March 2, 2001 to extend the maturity date on all existing Renaissance debt to April 27, 2001.

(2) These are convertible promissory notes with an initial conversion price of $0.549 per share. These notes were amended on May 5, 2000 to add additional collateral as security for repayment.


(2)      These promissory notes were renewed and extended on May 5, 2000.


         New Renaissance Notes. Pursuant to the terms of the letter agreement with Renaissance, as amended, Renaissance loaned $1 million to the Company, as evidenced by 10 new secured convertible promissory notes of the Company payable to Renaissance. These notes were issued from October 20, 2000 through January 12, 2001. They accrue interest at a rate of 8% per year and are secured by all of the assets of the Company and its subsidiaries. The new Renaissance promissory notes are convertible into the Company's Common Stock at a conversion price of $0.20 per share. It is anticipated that as of April 12, 2001, approximately $1,030,000 of principal and accrued unpaid interest will be owed under the new Renaissance promissory notes.





         The form of each of the new Renaissance notes is filed with the SEC as an exhibit to the Company's Amendment No. 2 to Form 10-KSB for the fiscal year ended June 30, 2000. The dates and amounts of these new Renaissance notes are outlined in the table below.



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
                                                                    AMOUNT OF PROMISSORY
                                    AMOUNT OF PROMISSORY               NOTES ISSUED TO
                                 NOTES ISSUED TO RENAISSANCE             RENAISSANCE
                                   CAPITAL GROWTH & INCOME           US GROWTH & INCOME
             DATE                     FUND III, INC.($)                 TRUST PLC($)                 MATURITY DATE(1)
      ------------------         ---------------------------       ---------------------            -----------------
      October 20, 2000                    100,000                            100,000                February 17, 2001
      November 3, 2000                    100,000                            100,000                    March 3, 2001
      November 17, 2000                   100,000                            100,000                   March 17, 2001
      December 22, 2000                    75,000                             75,000                   April 21, 2001
      January 12, 2001                    125,000                            125,000                     May 12, 2001



(1) The maturity date of these promissory notes, according to the terms of the letter agreement before it was amended, was March 13, 2001. The letter agreement was amended on March 2, 2001 to extend the maturity date on all existing debt to April 27, 2001.

         Registration Rights of Renaissance. The Renaissance convertible notes provide that Renaissance has registration rights under the registration rights agreements dated February 22, 1999 and October 20, 2000. Under these registration rights agreements, Renaissance has demand and piggyback registration rights. Under the demand rights, Renaissance may request two times that the Company register the registrable securities if the registration would cover at least 25% of the then outstanding registrable securities. Under the piggyback registration rights, the Company must give Renaissance notice of other registration statements the Company may file and allow Renaissance to participate in the registration by including their registrable securities. Under the registration agreements, the Company also agreed to file a "shelf" registration statement within 90 days of the notes. The Company has not filed any registration statements pursuant to these registration rights agreements.

         Security for the Renaissance Notes. The Renaissance notes are secured by (a) the Security Agreement, dated as of October 2, 1998, among the Company, B&B Electromatic, Inc., Golston Company, Inc., Intelli-Site, Inc. and Tri-Coastal Systems, Inc. and Renaissance, and (b) the Stock Pledge Agreement, dated as of December 31, 1996, among the Company and Renaissance.


RUNDELL PROMISSORY NOTES


         Pre-existing Rundell Notes. On April 12, 2000, C. A. Rundell, Jr., Chairman of the board of directors and Chief Executive Officer of the Company, loaned the Company $200,000 pursuant to a promissory note. In addition, on June 28, 2000, The Rundell Foundation, a non-profit corporation, loaned the Company $100,000 pursuant to a promissory note. Mr. Rundell is President, a director and trustee of The Rundell Foundation. Both of these promissory notes accrue interest at a rate of 9% a year and are due and payable on demand. The Rundell promissory notes are secured by the accounts receivable of Intelli-Site, Inc. due from Coken Company. It is anticipated that as of April 12, 2001, the aggregate principal balance of and accrued unpaid interest on the pre-existing Rundell notes will be approximately $325,000.

         New Rundell Note. On November 17, 2000, Mr. Rundell loaned the Company an additional $50,000 pursuant to a convertible promissory note at an interest rate of 8% per year, due and payable on demand, with a conversion price of $0.20 per share. It is anticipated that as April 12, 2001, the aggregate principal balance of and accrued unpaid interest on the new Rundell note will be approximately $52,000.

HBW PROMISSORY NOTES

         On February 27, 2001, HBW Investment Partners II, L.P. loaned the Company $157,474 pursuant to a promissory note. Also on February 27, 2001, HBW Capital Fund, L.P. loaned the Company $142,526 pursuant to a promissory note. William D. Breedlove, a nominee for the board of directors of





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                                                              PRELIMINARY COPIES



the Company, is Managing Director of each of the HBW entities. Both of these promissory notes accrue interest at a rate of 9% a year and are due and payable 120 days from the date of issue. The conversion price on both of these notes is $0.20 per share. It is anticipated that as of April 12, 2001, the aggregate principal balance of and accrued and unpaid interest on the HBW notes will be approximately $303,000.



         In connection with these promissory notes, the Company issued a warrant to HBW Investment Partners II, L.P. to purchase 131,228 shares of Common Stock at a price of $0.20 per share, at any time during the five-year period beginning on February 27, 2001. The Company also issued a warrant to HBW Capital Fund, L.P. to purchase 142,526 shares of Common Stock at a price of $0.20 per share, at any time during the five-year period beginning on February 27, 2001. Copies of the HBW promissory notes and warrants are filed as exhibits to the current report on Form 8-K filed with the Securities and Exchange Commission on March 9, 2001.


GOING CONCERN AUDIT OPINION

         The audit report, dated August 4, 2000, of Grant Thornton LLP, the Company's independent auditors, states that the Company has suffered recurring losses from operations, has an excess of liabilities over assets, and is in default of certain debt covenants. The audit report further states that these matters raise substantial doubt about the Company's ability to continue as a going concern.

                     ACTION PLAN AND ALTERNATIVES CONSIDERED

         In light of the lack of financial and stock performance over the last few years, management has at various times considered the following options:

         o    Refinance the Renaissance debt;

         o    Sell one or both of the remaining subsidiaries;

         o    Seek protection under the bankruptcy laws;

         o    Merge with a competitor; or

         o    Raise a substantial equity investment in the Company.

         The only significant secured debt that is not held by Renaissance, Mr. Rundell or The Rundell Foundation is the mortgage on the B&B Electromatic, Inc. facility. The Company refinanced this mortgage in 1999 for a cash contribution of approximately $100,000. The proceeds from the refinancing were used for operations and capital improvements at B&B Electromatic.

         The Company rejected the bankruptcy option because it believes that a voluntary bankruptcy filing would likely not maximize a recovery for holders of the unsecured indebtedness or holders of the capital stock. Management believes that the most likely liquidation scenario would be a court-administered forced sale of assets. Under this scenario, the Company believes the liquidation proceeds might not be sufficient to satisfy even the claims of the Company's creditors, which are approximately $9.0 million. Additionally, the holders of Series A and Series D preferred stock have liquidation preferences over the holders of Common Stock. Management is of the view that it is extremely unlikely that sufficient value would be realized to satisfy the creditors and the holders of stock having a liquidation preference over the holders of Common Stock. Accordingly, the Common Stock holders would probably receive no value for their shares in a bankruptcy scenario.

         Management considered selling the Company through a merger or sale of substantially all of the Company's assets. The Company contacted several potential candidates in this regard. While the Company received some interest in the purchase of B&B Electromatic, Inc., management felt the purchase price offered by more than one candidate was significantly below the value of B&B Electromatic, Inc. The Company's current capital structure makes it unlikely that the Company can attract a merger partner on favorable terms.




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         The Company has contacted various institutional and individual investors about making an equity investment in the Company. None have expressed any willingness to invest given the Company's current capital structure and market conditions.

                      THE PROPOSED FINANCIAL RESTRUCTURING

THE LETTER AGREEMENT


         General. On November 13, 2000, the Company entered into a letter agreement with Renaissance, a copy of which is attached hereto as Exhibit B. The Company's board of directors approved the letter agreement, including the financial restructuring proposal, on November 13, 2000. On March 2, 2001, the letter agreement was amended to extend the deadline for stockholder approval of the proposed financial restructuring. A copy of the amendment to the letter agreement is attached hereto as Exhibit B. As required by the letter agreement, the Company's board of directors is soliciting stockholder approval of the financial restructuring proposal, which consists of the following:

                  o the amendment of the Company's Certificate of Incorporation to authorize 80,000 shares of a new Series F preferred stock and 300,000 of a new Series G preferred stock;

                  o the issuance to Renaissance of approximately 41,200 shares of Series F preferred stock (depending on the amount of accrued interest) in exchange for the promissory notes of the Company held by Renaissance in the aggregate principal amount of $1.0 million together with accrued interest;

                  o the issuance to Renaissance of approximately 255,000 shares of Series G preferred stock (depending on the amount of accrued interest) in exchange for all other promissory notes and convertible debentures of the Company held by Renaissance together with accrued interest (constituting approximately $6.4 million, including accrued interest);

                  o the issuance to C. A. Rundell, Jr. of approximately 2,100 shares of Series F preferred stock (depending on the amount of accrued interest) in exchange for the promissory note of the Company held by Mr. Rundell in the principal amount of $50,000 together with accrued interest;

                  o the issuance to C. A. Rundell, Jr. and The Rundell Foundation of approximately 13,000 shares of Series G preferred stock (depending on the amount of accrued interest) in exchange for the promissory notes of the Company held by them in the aggregate principal amount of $300,000 together with accrued interest; and

                  o the issuance to HBW Investment Partners II, L.P. and HBW Capital Fund, L.P. of approximately 12,100 shares of Series F preferred stock (depending on the amount of accrued interest) in exchange for the promissory notes of the Company held by HBW in the principal amount of $300,000 together with accrued interest.


         New Renaissance Promissory Notes. Pursuant to the terms of the letter agreement, the Company issued an aggregate of $1.0 million of the Company's secured convertible promissory notes to Renaissance. The funding of these new Renaissance promissory notes was conditioned in part on the





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Company's board of directors' approval of a proposed financial restructuring as set forth in the letter agreement.


         Amendment to Charter to Increase Number of Shares of Authorized Common Stock. According to the terms of the letter agreement, the holders of Series F preferred stock and Series G preferred stock will have the right to convert their shares of preferred stock into shares of Common Stock. The Company's current Certificate of Incorporation does not authorize enough shares of Common Stock to cover such a potential conversion. In order to effect the financial restructuring proposal, the stockholders must also approve an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock as set forth in proposal three in this proxy statement.

         Amendment to Series D Certificate of Designation, Preferences and Rights. According to the terms of the letter agreement, before the issuance of the Series F preferred stock and Series G preferred stock, the holders of Series D preferred stock must approve an amendment to the Series D Certificate of Designation, Preferences and Rights to provide for a reduction of the liquidation preference to $0.01 per share, until the Series F preferred stock and Series G preferred stock have been converted or redeemed, or until all of the holders of shares of Series F preferred stock and Series G preferred stock have received an amount equal to the liquidation preference of the Series F and Series G preferred stock. At that time, the liquidation preference will revert to $20 per share plus any accrued and unpaid dividends. The current liquidation preference of the Series D preferred stock is $20 per share plus any accrued and unpaid dividends. The Company is seeking the approval of the amendment to the Certificate of Incorporation to reduce the liquidation preference in proposal four set forth in this proxy statement.

         Registration Rights. The Company is required to file within 90 days of the issuance to Renaissance of the Series F preferred stock and Series G preferred stock a registration statement to permit resales by the holders of the preferred stock of the shares of Common Stock that are issuable upon conversion of the Series F preferred stock and Series G preferred stock. Additionally, Renaissance will have one demand registration right and unlimited piggyback registration rights. The Company must pay all expenses of Renaissance in connection with such registrations, except underwriting discounts and commissions.

         Additional Financing. The letter agreement requires that as part of the financial restructuring, the Company must receive a minimum investment of $100,000 from sources other than Renaissance. To fulfill one-half of this requirement, C. A. Rundell, Jr. lent the Company $50,000 pursuant to the Rundell convertible promissory note. The Company raised the remaining required $50,000 by issuing two promissory notes in an aggregate principal amount of approximately $300,000 issued to HBW that are convertible into approximately 12,100 shares of Series F preferred stock, which, on a fully-diluted basis, is the equivalent of approximately 1,500,000 shares of Common Stock.

         Consequences if Restructuring Not Approved or Completed. If the proposed financial restructuring is not effected by April 27, 2001, then the new Renaissance promissory notes will be immediately due and payable. The Company and Renaissance negotiated the financial restructuring so that the new Renaissance promissory notes will be converted into Series F preferred stock only if the Company's stockholders approve the financial restructuring proposal. If the Company's stockholders do not approve the financial restructuring proposal by April 27, 2001, then Renaissance would prefer to receive repayment of the new Renaissance promissory notes than to own Series F preferred stock. This is why, prior to stockholder approval, the financial restructuring proposal contemplates the Company issuing the new Renaissance promissory notes rather than shares of Series F preferred stock.





                                       29
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                                                              PRELIMINARY COPIES




EXCHANGE OF NEW RENAISSANCE PROMISSORY NOTES


         As part of the proposed financial restructuring, Renaissance will exchange all of the new Renaissance promissory notes and accrued interest into an aggregate of approximately 41,200 shares of Series F preferred stock, depending on the amount of accrued interest, at an exchange rate of $25 per share of Series F preferred stock. It is anticipated that as of April 12, 2001, the aggregate principal amount and accrued unpaid interest on these notes will be approximately $1,030,000. The terms of the new Renaissance promissory notes do not provide for the conversion of the accrued interest into shares of Common Stock. However, the letter agreement, as amended, states that the financial restructuring will include the conversion of interest arrearages.


EXCHANGE OF OTHER INDEBTEDNESS WITH RENAISSANCE


         As part of the proposed financial restructuring, Renaissance will exchange all of the other Renaissance debentures and notes, including all accrued interest, into an aggregate of approximately 255,000 shares of Series G preferred stock, depending on the amount of accrued interest, at an exchange rate of $25 per share. If the proposed financial restructuring is not effected by April 27, 2001, then pursuant to the letter agreement, as amended, all of this indebtedness will be immediately due and payable. It is anticipated that as of April 12, 2001, the aggregate principal amount and accrued unpaid interest on the debentures and notes will be approximately $6.4 million. The terms of all of the other Renaissance debentures and notes do not provide for the conversion of the accrued interest into shares of Common Stock. However, the letter agreement, as amended, states that the financial restructuring will include the conversion of interest arrearages.


EXCHANGE OF INDEBTEDNESS WITH C. A. RUNDELL, JR. AND THE RUNDELL FOUNDATION


         As part of the proposed financial restructuring, Mr. Rundell and The Rundell Foundation will exchange $300,000 principal amount of the pre-existing Rundell notes, including all accrued interest, for approximately 13,000 shares of Series G preferred stock, depending on the amount of accrued interest, at an exchange rate of $25 per share. As of April 12, 2001, the aggregate principal balance of and accrued unpaid interest on the pre-existing Rundell notes will be approximately $325,000. In addition, Mr. Rundell will exchange the new Rundell convertible promissory note in the principal amount of $50,000, including all accrued interest, for approximately 2,100 shares of Series F preferred stock, depending on the amount of accrued interest. It is anticipated that as of April 12, 2001, the aggregate principal balance of and accrued interest of the new Rundell note will be approximately $52,000. None of the Rundell notes provide for the conversion of the accrued interest into shares of Common Stock. However, the letter agreement, as amended, states that the financial restructuring will include the conversion of interest arrearages.

EXCHANGE OF INDEBTEDNESS WITH HBW

         As part of the proposed financial restructuring, HBW will exchange $300,000 principal amount of convertible promissory notes, including all accrued interest, for approximately 12,100 shares of Series F preferred stock, depending on the amount of accrued interest, at an exchange rate of $25 per share. As of April 12, 2001, the aggregate principal balance of and accrued unpaid interest on the HBW notes will be approximately $303,000. The HBW notes and warrants do not provide for the conversion of the accrued interest into shares of Common Stock. However, the letter agreement, as amended, states that the financial restructuring will include the conversion of interest arrearages.


TERMS OF THE SERIES F PREFERRED STOCK

         As part of the financial restructuring, the board of directors has proposed to authorize 80,000 shares of a new series of preferred stock to be designated Series F cumulative convertible preferred stock, par value $0.01 per share. If the stockholders approve the financial restructuring proposal, then the Company will issue approximately 44,000 shares of Series F preferred stock. The Company is seeking stockholder approval for the authorization of 80,000 shares of Series F preferred stock instead of only the 44,000 shares required for the financial restructuring because the Company hopes to issue additional shares of Series F preferred stock to future investors. The Company does not presently know of any future investors. The following is a summary description of the material terms of the Series F preferred stock. You should read Exhibit D to this proxy statement, which contains the full description of the rights, terms and preferences of the Series F preferred stock.




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         Rank. The Series F preferred stock will rank on a parity with the proposed Series G preferred stock and senior to the Common Stock, Series A preferred stock, Series D preferred stock and Series E preferred stock. In addition, the consent of the holders of 80% of the Series F preferred stock and the Series G preferred stock, voting together as a single class, will be required to authorize the issuance of any securities with rights on a parity with, senior to or superior to the Series F preferred stock and Series G preferred stock, other than securities to evidence bank debt or asset securitization.


         Liquidation. The Series F preferred stock will have a liquidation preference of $25 per share, plus an amount equal to all dividends, whether or not earned or declared, accumulated, accrued and unpaid. A liquidation is defined as a merger, consolidation, sale of voting control or sale of all or substantially all of the assets of the Company in which the stockholders of the Company immediately before the event do not own a majority of the outstanding shares of voting power of the surviving corporation.

         Conversion. The Series F preferred stock will be convertible, at the option of the holder, into shares of the Company's Common Stock at an initial conversion rate of 125 shares of Common Stock for each share of Series F preferred stock, based on an initial conversion price of $0.20 per share. Assuming that 55,421 shares of Series F preferred stock are issued in the financial restructuring, an aggregate of 6,927,625 shares of Common Stock would be issuable upon conversion of the Series F preferred stock. The initial conversion price may be adjusted to prevent dilution as a result of issuances of Common Stock at a purchase price less than the conversion price then in effect. The initial conversion price will not be adjusted for the issuance of Common Stock pursuant to the conversion of Series F preferred stock or Series G preferred stock, pursuant to outstanding employee stock options or warrants, or the issuance of up to 1,500,000 shares of Common Stock upon exercise of future employee stock options. If there is a stock dividend, stock split or subdivision of shares of Common Stock into a greater number of shares, the conversion price will be proportionately decreased. If there is a combination of shares of Common Stock into a smaller number of shares, the conversion price will be proportionately increased.


         Redemption. The Series F preferred stock will not be redeemable.

         Dividends. The Series F preferred stock will accrue cumulative dividends payable in cash at a rate of $1.25 per share per year. The Company's first payment of dividends will be on March 31, 2003 for dividends cumulative from the date of issuance through payment, and thereafter the dividends will be paid in quarterly installments each year.


         Voting. Holders of Series F preferred stock will be entitled to vote with the holders of Common Stock, the Series D preferred stock, the Series E preferred stock, and the Series G preferred stock as a single class on all matters on which stockholders are entitled to vote, including the election of directors, except as otherwise required by law. Holders of Series F preferred stock will also be entitled to vote with any other class of equity securities which may vote with the holders of the Common Stock as a single class with respect to any matter. Holders of Series F preferred stock are entitled to a number of votes per share of Series F preferred stock equal to the number of shares of Common Stock into which the shares of Series F preferred stock are convertible on the record date of the determination of stockholders entitled to receive notice of and to vote on such matter. As of the date of issuance, assuming the shares of Series F preferred stock are issued on April 12, 2001, the holders of Series F preferred stock will be entitled to approximately 6,927,625 votes. In addition, the consent of holders of 80% of the Series F preferred stock and the Series G preferred stock, voting together as a single class, will be required to (a) authorize, create or increase the authorized amount of any class of senior stock or parity stock, other than preferred stock of the same class or securities to evidence bank debt or asset securitizations or (b) authorize a merger, consolidation or sale of assets, other than in the ordinary course of business, of the Company, including the capital stock of the Company's subsidiaries. The consent of holders of 80% of the Series F preferred stock, voting as a single class, will be required to approve any action to amend the Company's certificate of incorporation or bylaws that would materially and adversely affect the rights of the Series F preferred stock.





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         Election of Directors. In addition to their right to vote with the holders of Common Stock on the election of directors, the holders of the Series F preferred stock and the holders of the Series G preferred stock, voting together as a single class, will be entitled to elect two additional directors to the Company's board of directors. If the financial restructuring is approved, then the board of directors may be expanded from seven to nine members, two of whom may be elected by the holders of the Series F preferred stock and Series G preferred stock. Renaissance has informed the Company that after the completion of the financial restructuring, the holders of the Series F preferred stock and Series G preferred stock will elect only one board member. Accordingly, the board of directors will be expanded from seven to eight members. The holders of the Series F preferred stock and Series G preferred stock may choose to elect a second board member in the future.


TERMS OF THE SERIES G PREFERRED STOCK

         In addition to the issuance of the Series F preferred stock, as part of the financial restructuring, the board of directors has proposed to issue 300,000 shares of a new series of preferred stock to be designated Series G cumulative convertible preferred stock, par value $0.01 per share. The following is a summary description of the material terms of the Series G preferred stock. You should read Exhibit E to this proxy statement, which contains the full description of the rights, terms and preferences of the Series G preferred stock.

         Rank. The Series G preferred stock will rank on a parity with the proposed Series F preferred stock and senior to the Common Stock, Series A preferred stock, Series D preferred stock and Series E preferred stock. In addition, the consent of the holders of 80% of the Series G preferred stock and the Series F preferred stock, voting together as a single class, will be required to authorize the issuance of any securities with rights on a parity with, senior to or superior to the Series F preferred stock and Series G preferred stock, other than securities to evidence bank debt or asset securitization.


         Liquidation. The Series G preferred stock will have a liquidation preference of $25 per share, plus an amount equal to all dividends, whether or not earned or declared, accumulated, accrued and unpaid. A liquidation is defined as a merger, consolidation, sale of voting control or sale of all or substantially all of the assets of the Company in which the stockholders of the Company immediately before the event do not own a majority of the outstanding shares or voting power of the surviving corporation.

         Conversion. The Series G preferred stock will be convertible, at the option of the holder, into shares of the Company's Common Stock at an initial conversion rate of 125 shares of Common Stock for each share of Series G preferred stock, based on an initial conversion price of $0.20 per share. Assuming that 267,862 shares of Series G preferred stock are issued in the financial restructuring, an aggregate of 33,482,750 shares of Common Stock would initially be issuable upon conversion of the Series G preferred stock. The initial conversion price may be adjusted to prevent dilution as a result of issuances of Common Stock at a purchase price less than the conversion price then in effect. The initial conversion price will not be adjusted for the issuance of Common Stock pursuant to the conversion of Series F preferred stock or Series G preferred stock, pursuant to outstanding employee stock options or warrants or the issuance of up to 1,500,000 shares of Common Stock upon exercise of future employee stock options. If there is a stock dividend, stock split or subdivision of shares of Common Stock into a greater number of shares, the conversion price will be proportionately decreased. If there is a combination of shares of Common Stock into a smaller number of shares, the conversion price will be proportionately increased.





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         Redemption. The Company is required to redeem the Series G preferred stock upon the earlier of (a) the sale of B&B Electromatic, Inc. to the extent of the net proceeds to the Company from such sale or (b) two years after issuance, in quarterly installments in accordance with a redemption schedule of $1.0 million in the third year, $2.0 million in the fourth year and the balance in quarterly installments beginning in the fifth year. The redemption price for the Series G preferred stock is $25 per share plus accrued and unpaid dividends.


         Dividends. The Series G preferred stock will accrue cumulative dividends payable in cash at a rate of $1.25 per share per year. The Company's first payment of dividends will be on March 31, 2003 for dividends cumulative from the date of issuance through payment, and thereafter the dividends will be paid in quarterly installments each year.


         Voting. Holders of Series G preferred stock will be entitled to vote with the holders of Common Stock, the Series D preferred stock, the Series E preferred stock, and the Series F preferred stock as a single class on all matters on which stockholders are entitled to vote, including the election of directors, except as otherwise required by law. Holders of Series G preferred stock will also be entitled to vote with any other class of equity securities which may vote with the holders of the Common Stock as a single class with respect to any matter. Holders of Series G preferred stock are entitled to a number of votes per share of Series G preferred stock equal to the number of shares of Common Stock into which the shares of Series G preferred stock are convertible on the record date of the determination of stockholders entitled to receive notice of and to vote on such matter. As of the date of issuance, assuming the shares of Series G preferred stock are issued on April 12, 2001, the holders of Series G preferred stock will be entitled to approximately 33,482,750 votes. In addition, the consent of holders of 80% of the Series G preferred stock and the Series F preferred stock, voting together as a single class, will be required (a) to authorize, create or increase the authorized amount of any class of senior stock or parity stock, other than preferred stock of the same class or securities to evidence bank debt or securitizations or (b) authorize a merger, consolidation or sale of assets, other than in the ordinary course of business, of the Company, including the capital stock of the Company's subsidiaries. The consent of holders of 80% of the Series G preferred stock, voting as a single class, will be required to approve any action to amend the Company's certificate of incorporation or bylaws that would materially and adversely affect the rights of the Series G preferred stock.

         Election of Directors. In addition to their right to vote with the holders of Common Stock on the election of directors, the holders of the Series G preferred stock and the holders of the Series F preferred stock, voting together as a single class, will be entitled to elect two additional directors to the Company's board of directors. If the financial restructuring is approved, then the board of directors may be expanded from seven to nine members, two of whom may be elected by the holders of the Series G preferred stock and Series F preferred stock. Renaissance has informed the Company that after the completion of the financial restructuring, the holders of the Series G preferred stock and Series F preferred stock will elect only one board member. Accordingly, the board of directors will be expanded from seven to eight members. The holders of the Series G preferred stock and Series F preferred stock may choose to elect a second board member in the future.

COMPARISON OF MATERIAL TERMS OF EXISTING PROMISSORY NOTES AND CONVERTIBLE DEBENTURES AND SHARES OF NEW PREFERRED STOCK

         The following is a brief comparison of the material differences among the Company's currently outstanding promissory notes and convertible debentures against the Series F preferred stock and Series G preferred stock for which the promissory notes and debentures will be exchanged. The rights of the holders of Series F preferred stock and Series G preferred stock are identical except for redemption rights. The following table summarizes all 22 of the Company's promissory notes issued to Renaissance, all






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                                                              PRELIMINARY COPIES



three of the notes issued to C. A. Rundell, Jr. and The Rundell Foundation, and both of the convertible notes issued to HBW. The terms of the convertible promissory notes are the same as the terms of the non-convertible promissory notes, except as otherwise indicated in the footnotes, and except that the non-convertible promissory notes do not have any conversion rights, redemption rights, registration rights, rights to receive dividends, rights if there is a stock split, subdivision or combination, or rights if there is a merger, sale or consolidation.



       CONVERTIBLE DEBENTURES                     PROMISSORY NOTES               SERIES F AND G PREFERRED STOCK
----------------------------------------------------------------------------------------------------------------------
                                                 INTEREST/DIVIDENDS
----------------------------------------------------------------------------------------------------------------------
Annual interest rate of 9% of the       Interest accrues on the unpaid          The preferred stock will accrue
outstanding principal balance of and    principal balance of the notes at an    cumulative dividends payable in cash
accrued and unpaid interest on the      annual rate equal to 8% or 9%,          at a rate of $1.25 per share per
debentures. Interest is payable in      depending on the note. For the HBW      year. The Company's first payment of
monthly installments on the first       and Renaissance convertible             dividends will be on March 31, 2003
day of each month until the             promissory notes only, interest is      for dividends cumulative from the
principal amount and all accrued and    due and payable monthly on the first    date of issuance through payment, and
unpaid interest is paid in full.        day of each month.                      thereafter the dividends will be paid
                                                                                in quarterly installments each year.



----------------------------------------------------------------------------------------------------------------------
                                                      MATURITY
----------------------------------------------------------------------------------------------------------------------

December 1, 2003. However,              Renaissance notes. The Renaissance      Not applicable, but see "Mandatory
beginning on December 1, 1999, the      promissory notes mature on April        Redemption."
Company is required to make             27, 2001 pursuant to the letter
mandatory principal payments in an      agreement, as amended. It is
amount equal to $10 per $1,000 of       anticipated that as of April 12,
then outstanding principal. The         2001, the aggregate principal
Company has not made any of these       balance of and accrued unpaid
mandatory principal payments, which     interest on the pre-existing
as of April 12, 2001 totaled            Renaissance notes is approximately
approximately $619,200.                 $1.8 million and the aggregate
                                        principal balance of and accrued
                                        unpaid interest on the new
                                        Renaissance notes is approximately
                                        $1,030,000.

                                        Rundell notes. The Rundell
                                        promissory notes are payable on
                                        demand of the holder. It is
                                        anticipated that as of April 12,
                                        2001, the aggregate principal
                                        balance of and accrued unpaid
                                        interest on the pre-existing
                                        Rundell notes will be approximately
                                        $325,000 and the aggregate
                                        principal balance of and unpaid
                                        accrued interest on the new Rundell
                                        note will be approximately $52,000.

                                        HBW notes. The HBW notes mature on
                                        June 27, 2001. It is anticipated
                                        that as of April 12, 2001, the
                                        aggregate principal balance of and
                                        accrued unpaid interest on the HBW
                                        notes will be approximately
                                        $303,000.



----------------------------------------------------------------------------------------------------------------------
                                               LIQUIDATION PREFERENCE
----------------------------------------------------------------------------------------------------------------------

Not applicable.                         Not applicable.                         Liquidation preference of $25 per
                                                                                share, plus all dividends, whether
                                                                                or not earned or declared,
                                                                                accumulated, accrued and unpaid.

                                                                                A merger, consolidation, sale of
                                                                                voting control or sale of all or
                                                                                substantially all of the assets of
                                                                                the Company is deemed to be a
                                                                                liquidation. As a result, holders
                                                                                of preferred stock will be entitled
                                                                                to the cash liquidation preference
                                                                                in the event of a merger or sale of
                                                                                all or substantially all of the
                                                                                assets of the Company.






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
----------------------------------------------------------------------------------------------------------------------
                                                  CONVERSION RIGHTS
----------------------------------------------------------------------------------------------------------------------

Renaissance has the right, at their     Renaissance notes. The notes are        The preferred stock will be
option, at any time, to convert         convertible, at a rate of $0.20 or      convertible, at the option of the
all, or in multiples of $10,000,        $0.549 per share, at the option of      holder, into shares of the
any part of the debentures into         payee in its sole and absolute          Company's Common Stock at an
shares of Common Stock, at an           discretion, in whole or in part,        initial conversion rate of 125
initial conversion price of $1.05       and at any time or from time to         shares of Common Stock for each
per share. As a result of a             time, into shares of Common Stock.      share of preferred stock, based on
provision in the debenture, on          As of April 12, 2001, the principal     an initial conversion price of
March 26, 1998, the conversion rate     amount of the convertible               $0.20 per share. Assuming that
on the debentures was reduced to        Renaissance notes would be              55,421 shares of Series F preferred
$0.549 per share because the            convertible into an aggregate of        stock are issued in the financial
Company failed to meet specified        6,092,896 shares of Common Stock.       restructuring, an aggregate of
financial milestones in 1997. As of     The conversion price is subject to      6,927,625 shares of Common Stock
April 12, 2001, the principal           further adjustment as described         would initially be issuable upon
amount of the debentures would be       below in "Antidilution Provisions."     conversion of the Series F
convertible into an aggregate of                                                preferred stock. Assuming that
7,592,353 shares of Common Stock.       Rundell notes. The November 17,         267,862 shares of Series G
The conversion price is subject to      2000 convertible promissory note        preferred stock are issued in the
further adjustment as described         payable to Mr. Rundell is               financial restructuring, an
below in "Antidilution Provisions."     convertible at his option into          aggregate of 33,482,750 shares of
                                        shares of Common Stock at the           Common Stock would initially be
                                        initial conversion price of $.20        issuable upon conversion of the
                                        per share. As of April 12, 2001,        Series G preferred stock. The
                                        this convertible note would be          conversion price is subject to
                                        convertible into 250,000 shares of      further adjustment as described
                                        Common Stock. The conversion price      below in "Antidilution Provisions."
                                        is subject to further adjustment as
                                        described below in "Antidilution
                                        Provisions."

                                        HBW notes. The HBW notes are
                                        convertible at HBW's option into
                                        shares of Common Stock at the
                                        initial conversion price of $.20
                                        per share. As of April 12, 2001,
                                        the notes would be convertible into
                                        1,500,000 shares of Common Stock.
                                        The conversion price is subject to
                                        further adjustment as described
                                        below in "Antidilution Provisions."








----------------------------------------------------------------------------------------------------------------------
                                               ANTIDILUTION PROVISIONS
----------------------------------------------------------------------------------------------------------------------

If there is a stock split or            If the Company issues Common Stock      The initial conversion price may be
subdivision of shares of Common         for consideration per share less        adjusted to prevent dilution as a
Stock into a greater number of          than the conversion rate, then the      result of issuances of Common Stock
shares, the conversion price will       conversion rate will be reduced to      at a purchase price less than the
be proportionately decreased. If        that lower price. This does not         conversion price then in effect.
there is a combination of shares of     apply to Common Stock issued upon       The initial conversion price will
Common Stock into a smaller number      (a) the conversion of promissory        not be adjusted for the issuance of
of shares, the conversion price         notes, (b) the exercise of any          Common Stock pursuant to the
will be proportionately increased.      outstanding warrants, options or        conversion of Series F preferred
                                        convertible debt instruments, or        stock or Series G preferred stock,
                                        (c) the exercise of outstanding         pursuant to outstanding employee
                                        employee stock options. If there is     stock options or warrants, or the
                                        a stock split or subdivision of         issuance of up to 1,500,000 shares
                                        shares of Common Stock into a           of Common Stock upon exercise of
                                        greater number of shares, the           future employee stock options.
                                        conversion price will be
                                        proportionately decreased. If there     If there is a stock dividend, stock
                                        is a combination of shares of           split or subdivision of shares of
                                        Common Stock into a smaller number      Common Stock into a greater number
                                        of shares, the conversion price         of shares, the conversion price
                                        will be proportionately increased.      will be proportionately decreased.
                                                                                If there is a combination of shares
                                                                                of Common Stock into a smaller
                                                                                number of shares, the conversion
                                                                                price will be proportionately
                                                                                increased.







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
----------------------------------------------------------------------------------------------------------------------
                                                MANDATORY REDEMPTION
----------------------------------------------------------------------------------------------------------------------

If the Common Stock is not listed       None.                                   The Series F preferred stock will
for exchange on certain major                                                   not be redeemable.
exchanges, or any person acquires
more than 50% of the Common Stock,                                              The Company is required to redeem
then the Company is required, if                                                the Series G preferred stock upon
requested by Renaissance, to redeem                                             the earlier of (a) the sale of B&B
the debentures at the greater of                                                Electromatic, Inc. to the extent of
(a) the market value of the                                                     the net proceeds to the Company
debentures or (b) 167% of par.                                                  from such sale or (b) two years
Since March 24, 1999, the Company's                                             after issuance, in quarterly
Common Stock has not been listed on                                             installments in accordance with a
any permitted exchange. To date,                                                redemption schedule of $1.0 million
the Company has not received notice                                             in the third year, $2.0 million in
of the exercise of mandatory                                                    the fourth year and the balance in
redemption rights.                                                              quarterly installments beginning in
                                                                                the fifth year. The redemption
                                                                                price for the Series G preferred
                                                                                stock is $25 per share plus accrued
                                                                                and unpaid dividends.


----------------------------------------------------------------------------------------------------------------------
                                                 OPTIONAL REDEMPTION
----------------------------------------------------------------------------------------------------------------------

On any interest payment date, and       None.                                   None.
after prior irrevocable notice, the
Company may redeem all of the
debentures, at 120% of par if: (a)
the closing bid price averages at
least $4.00 per share for 21
consecutive trading days, (b) the
$4.00 bid price is supported by a
minimum of 30 times fully diluted
net earnings per share in the
aggregate for the last four
consecutive fiscal quarters
preceding the date of notice of
redemption, (c) the average, over
20 days, of the daily trading
volume is not less than 10,000
shares, and (d) the Company has
filed a registration statement
covering the shares of Common Stock
issuable upon conversion of the
debentures.


----------------------------------------------------------------------------------------------------------------------
                                                    VOTING RIGHTS
----------------------------------------------------------------------------------------------------------------------

Not applicable.                         Not applicable.                         Holders of Series F and Series G
                                                                                vote with the holders of Common
                                                                                Stock, the Series D preferred
                                                                                stock, and other equity securities
                                                                                which are generally entitled to
                                                                                vote, as a single class on all
                                                                                matters on which holders of Common
                                                                                Stock are entitled to vote,
                                                                                including the election of
                                                                                directors, except as otherwise
                                                                                required by law. Holders of
                                                                                preferred stock are entitled to a
                                                                                number of votes per share of
                                                                                preferred stock equal to the number
                                                                                of shares of Common Stock into
                                                                                which the shares of preferred stock
                                                                                are convertible on the record date
                                                                                of the determination of
                                                                                stockholders entitled to receive
                                                                                notice of and to vote on such
                                                                                matter. As of the date of issuance,
                                                                                assuming the shares of Series F and
                                                                                Series G preferred stock are issued
                                                                                on April 12, 2001, the holders of
                                                                                the Series F preferred stock will
                                                                                be entitled to approximately
                                                                                6,927,625 votes, and the holders of
                                                                                the Series G preferred stock will
                                                                                be entitled to approximately
                                                                                33,482,750 votes.

                                                                                In addition, the consent of holders
                                                                                of 80% of the Series F preferred
                                                                                stock and the Series G preferred
                                                                                stock, voting together



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
                                                                                as a single class, will be required
                                                                                to (a) authorize, create or increase
                                                                                the authorized amount of any class of
                                                                                senior stock or parity stock, other
                                                                                than preferred stock of the same
                                                                                class or securities to evidence
                                                                                bank debt or asset securitizations
                                                                                or (b) authorize a merger,
                                                                                consolidation or sale of assets,
                                                                                other than in the ordinary course
                                                                                of business, of the Company,
                                                                                including the capital stock of the
                                                                                Company's subsidiaries. The consent
                                                                                of holders of 80% of each of the
                                                                                Series F preferred stock and Series
                                                                                G preferred stock, voting as a
                                                                                single class, will be required to
                                                                                approve any action to amend the
                                                                                Company's certificate of
                                                                                incorporation or bylaws that would
                                                                                materially and adversely affect the
                                                                                rights of that series of preferred
                                                                                stock.



----------------------------------------------------------------------------------------------------------------------
                                             RIGHT TO APPOINT DIRECTORS
----------------------------------------------------------------------------------------------------------------------

Pursuant to the loan agreement          Not applicable.                         In addition to their right to vote
under which the debentures were                                                 with the holders of Common Stock on
issued, Renaissance may designate a                                             the election of directors, the
nominee to the Company's board,                                                 holders of the Series F preferred
subject to the Company's written                                                stock and the holders of the Series
approval, which may not be                                                      G preferred stock, voting together
unreasonably withheld. If                                                       as a single class, will be entitled
Renaissance does not request a                                                  to elect two additional directors
board designee, then Renaissance                                                to the Company's board of
may have a representative attend                                                directors.
board meetings. The failure to
submit Renaissance's nominee, if                                                If the financial restructuring is
any, for election to the Company's                                              approved, then the board of
board of directors for any reason                                               directors may be expanded from
other than good cause is an event                                               seven to nine members, two of whom
of default under the debentures and                                             may be elected by the holders of
the loan agreement.                                                             the Series F preferred stock and
                                                                                Series G preferred stock.
                                                                                Renaissance has informed the
                                                                                Company that after the completion
                                                                                of the financial restructuring,
                                                                                Renaissance (as the holder of the
                                                                                Series F preferred stock and Series
                                                                                G preferred stock) will elect only
                                                                                one board member. Accordingly, the
                                                                                board of directors will be expanded
                                                                                from seven to eight members.
                                                                                Renaissance may choose to elect a
                                                                                second board member in the future.



----------------------------------------------------------------------------------------------------------------------
                                                TRANSFER RESTRICTIONS
----------------------------------------------------------------------------------------------------------------------

Shares issuable on conversion of        The shares of Common Stock issuable     The shares of Series F preferred
the debentures will be restricted       on conversion of the notes will be      stock and Series G preferred will
from transfer by Renaissance unless     restricted from transfer by the         be restricted from transfer under
the shares are duly registered for      holder, unless the shares are duly      the securities laws. The shares of
sale pursuant to the Securities Act     registered for sale pursuant to the     Common Stock issuable upon
of 1933, or the transfer is exempt      Securities Act of 1933 or the           conversion of the Series F
from registration.                      transfer is exempt from                 preferred stock and Series G
                                        registration.                           preferred stock will be restricted
                                                                                from transfer by the holder, unless
                                                                                the shares are duly registered for
                                                                                sale pursuant to the Securities Act
                                                                                of 1933, or the transfer is exempt
                                                                                from registration.





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
----------------------------------------------------------------------------------------------------------------------
                                                 REGISTRATION RIGHTS
----------------------------------------------------------------------------------------------------------------------

Renaissance has registration rights     Renaissance notes. The Renaissance      Pursuant to the letter agreement,
under the loan agreement under          convertible notes provide that          the Company has agreed to file
which the debentures were issued.       Renaissance has registration rights     within 90 days of the issuance of
The holders of at least 50% of the      under the registration rights           the Series F preferred stock and
registrable securities then             agreements dated February 22, 1999      Series G preferred stock a
outstanding may demand that the         and October 20, 2000. Under these       registration statement to permit
Company file a registration             registration rights agreements,         resales by the holders of the
statement and use the Company's         Renaissance has demand and              preferred stock of the shares of
best efforts to register the            piggyback registration rights.          Common Stock that are issuable upon
securities within 150 days of the       Under the demand rights,                conversion of the Series F
registration request. The holders       Renaissance may request two times       preferred stock and Series G
also have piggyback registration        that the Company register the           preferred stock. Also, Renaissance
rights. The registration rights         registrable securities if the           has one demand registration right
terminate on the earlier to occur       registration would cover at least       and unlimited piggyback
of June 30, 2006 or after the           25% of the then outstanding             registration rights.
holders have demanded two               registrable securities. Under the
registrations.                          piggyback registration rights, the
                                        Company must give Renaissance
                                        notice of other registration
                                        statements the Company may file and
                                        allow Renaissance to participate in
                                        the registration by including their
                                        registrable securities. Under the
                                        registration agreements, the
                                        Company also agreed to file a
                                        "shelf" registration statement
                                        within 90 days of the notes. The
                                        Company has not filed any
                                        registration statements pursuant to
                                        these registration rights
                                        agreements.

                                        Rundell notes. Neither C. A.
                                        Rundell, Jr. nor The Rundell
                                        Foundation has registration rights.

                                        HBW notes. HBW does not have any
                                        registration rights.



----------------------------------------------------------------------------------------------------------------------
                                          MERGERS, SALES AND CONSOLIDATIONS
----------------------------------------------------------------------------------------------------------------------

If the Company issues shares of         If there is a consolidation or          If there is a distribution to all
Common Stock for consideration per      merger of the Company with or into,     Common Stock holders of any stock,
share less than the current             or the sale of substantially all of     indebtedness or assets of the
conversion price, the conversion        the properties and assets of the        Company, then the shares of
price will be reduced to a new          Company, to any person and, in          preferred stock will be convertible
conversion price equal to the           connection with such transaction,       into securities, cash and other
consideration per share received by     consideration is payable to holders     property which the holder of shares
the Company for the additional          of Common Stock in cash, securities     of preferred stock would have been
shares of Common Stock and the          or other property, then the payee       entitled to receive if the holder
number of shares issuable to            will have the right to purchase the     owned Common Stock issuable on
Renaissance will be proportionately     kind of receivable in connection        conversion of the preferred stock,
increased. This does not apply to       with the transaction by a holder of     immediately prior to the occurrence
Common Stock issued upon (a) the        the same number of shares of Common     of the event. If there is a capital
conversion of debentures or             Stock as were exercisable by the        reorganization, the shares of
exercise of options, (b) the            payee immediately prior to the          preferred stock will be convertible
issuance of Common Stock upon the       transaction. Also, if there is such     into the kind and number of shares
exercise of any warrants or stock       a transaction, or in the event of       of stock or property which the
purchase options issued and             the dissolution, liquidation or         holder would have been entitled to
outstanding, and (c) the issuance       winding up of the Company, then the     receive if the holder owned Common
of the first 700,000 shares of          payee will be entitled to receive       Stock issuable on the conversion of
Common Stock sold or issued for         distributions on the date of such       the preferred immediately before
less than the conversion price. If      event on an equal basis with            the event.
(a) the Company distributes to all      holders of Common Stock as if the
Common Stock holders indebtedness       note had been converted immediately     In addition, the consent of holders
of the Company or assets, excluding     prior to such event, less the           of 80% of the Series F preferred
cash dividends or distributions         conversion price.                       stock and the Series G preferred
from retained earnings, or other                                                stock, voting together as a single
rights to purchase securities or                                                class, will be required to (a)
assets, or (b) there is a capital                                               authorize, create or increase the
reorganization or reclassification                                              authorized amount of any class of
of the Common Stock, then the                                                   senior stock or parity stock, other
debentures will be converted into                                               than preferred stock of the same
the kind and amount of securities,                                              class or securities to evidence
cash and other property which                                                   bank debt or asset securitizations
                                                                                or (b) authorize a merger,
                                                                                consolidation or sale of assets,
                                                                                other than in the ordinary course
                                                                                of business, of the








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
Renaissance would have been                                                     Company, immediately before the
entitled to receive if Renaissance                                              occurrence including the capital
owned the Common Stock issuable                                                 stock of the of the event. Company's
upon conversion of the debentures                                               subsidiaries. The consent of holders
                                                                                of 80% of each of the Series F
                                                                                preferred stock and Series G
                                                                                preferred stock, voting as a single
                                                                                class, will be required to approve
                                                                                any action to amend the Company's
                                                                                certificate of incorporation or
                                                                                bylaws that would materially and
                                                                                adversely affect the rights of that
                                                                                series of preferred stock.




----------------------------------------------------------------------------------------------------------------------
                                                      SECURITY
----------------------------------------------------------------------------------------------------------------------

The debentures are secured by all       Renaissance notes. The Renaissance      Not applicable.
outstanding shares of each of the       notes are secured by (a) a Security
Company's subsidiaries and the          Agreement, dated as of October 2,
trademarks, copyrights and software     1998, among the Company, B&B
technology relating to the              Electromatic, Inc., Golston
Company's Intelli-Site product and      Company, Inc., Intelli-Site, Inc.
all machinery and equipment of the      and Tri-Coastal Systems, Inc. and
Company.                                Renaissance, and (b) a Stock Pledge
                                        Agreement, dated as of December 31,
                                        1996, among the Company and
                                        Renaissance.

                                        Rundell notes. The Rundell
                                        promissory notes are secured by the
                                        accounts receivable of
                                        Intelli-Site, Inc. due from Coken
                                        Company.

                                        HBW notes. The HBW notes are
                                        secured by the accounts receivable
                                        of Intelli-Site, Inc.


----------------------------------------------------------------------------------------------------------------------
                                                  EVENTS OF DEFAULT
----------------------------------------------------------------------------------------------------------------------

The term "Events of Default" includes:  Not defined.                            Not defined.

o   the failure to pay, not later
    than 10 days after the due
    date, any interest or principal
    of the debenture;

o   any representation or warranty
    under the loan documents is
    untrue in any material respect
    as of the date made;

o   default in the performance of
    any covenant under the loan
    documents, after the expiration
    of a 30-day cure period;

o   default in the payment of any
    Material Indebtedness, as
    defined in the debenture;

o   any of the loan documents
    ceases to be enforceable or
    becomes inoperative;

o   bankruptcy events;

o   any final judgment for the
    payment of money in excess of
    $250,000 is rendered against
    the Company and not satisfied
    or discharged at least 10 days
    before assets could be sold to
    pay the judgment;

o   the failure of the Company to
    deliver shares of Common Stock
    upon conversion of the
    debenture; or

o   the failure to submit
    Renaissance's nominee, if any,
    for election to the Company's
    board for any reason other than
    good cause.




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
----------------------------------------------------------------------------------------------------------------------
                                                 REMEDIES ON DEFAULT
----------------------------------------------------------------------------------------------------------------------
Upon the occurrence of an Event of      Upon default in payment of the          Not specified.
Default, Renaissance may:               notes, the payee may prove any and
                                        all remedies to which payee is
o   declare all principal and           entitled.
    interest due and payable;

o   reduce any claim to judgment;
    and/or

o   pursue and enforce
    Renaissance's rights and
    remedies.

In addition, the Company must pay
all costs and expenses reasonably
incurred by Renaissance in
connection with preserving its
rights.



                EFFECT OF FINANCIAL RESTRUCTURING ON COMMON STOCK

GENERAL

         The board of directors believes that the financial restructuring proposal is in the best interests of the stockholders and has recommended that the stockholders approve the financial restructuring proposal.

         If approved, the board of directors believes the Company will be better able to raise additional funds due to its improved capital structure. However, although the financial restructuring will improve the Company's capital structure, there can be no assurance that the Company will be able to raise additional funds or that the terms of any additional funds will be favorable to the Company.

         The board of directors believes that the positive effects of the financial restructuring proposal outweigh the negative effects as described below.

POSITIVE EFFECTS OF THE FINANCIAL RESTRUCTURING

         The Company believes the proposed financial restructuring will have the following benefits if completed:

         o It will reduce outstanding indebtedness from approximately $6.9 million to approximately $1.3 million;

         o It will improve the ratio of profits before payment of interest and income taxes to interest on contractual long-term debt, which is known as interest coverage, from 5:1 to 16:1;

         o It will decrease the Company's monthly cash requirements by over $40,000; and

         o As a result of an improved balance sheet, the Company believes it will have improved access to additional capital.

         Additionally, the Company believes the financial restructuring has the following advantages over other strategic alternatives:

         o The financial restructuring is immediately achievable, subject to stockholder approval; and




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         o        The financial restructuring maintains the Company's
                  flexibility to pursue a sale of the Company and preserve a greater share of Common Stock holder value as compared to other alternatives.

         The Company believes that its financial flexibility will be improved significantly if the financial restructuring is completed. Therefore, the board of directors has approved the financial restructuring and recommends that the stockholders approve it.

NEGATIVE EFFECTS OF THE FINANCIAL RESTRUCTURING


         Control of the Company by Renaissance. After the proposed financial restructuring, Renaissance will beneficially own approximately 59.2% of the voting stock of the Company, assuming an April 12, 2001 exchange date. As a result, Renaissance would be in a position to control the Company. However, if the financial restructuring does not proceed and Renaissance decides to exercise its conversion rights, Renaissance would own approximately 38.9% of the voting stock, assuming an April 12, 2001 conversion date.

         Change in Percentage Equity Interest. If the financial restructuring is effected, then, assuming approximately 67.3 million fully diluted shares of Common Stock outstanding as of April 12, 2001, the percentage equity ownership of the current Common Stock holders will be approximately 14.0%. However, in the absence of a financial restructuring, the percentage equity ownership of the current Common Stock holders would be approximately 22.3%, on a fully diluted basis, assuming that the holders of the Series A preferred stock, the Series D preferred stock, warrants, options and Renaissance converted all their stock and exercised all their rights as of April 12, 2001.

         The following table shows the percentage of equity interest of the Company's Common Stock holders on a fully diluted basis currently, and after the financial restructuring. After the proposed financial restructuring, Renaissance would beneficially own approximately 59.2% of the voting stock of the Company, assuming an April 12, 2001 exchange date. On that date, Renaissance would be in a position to control the Company.


                           PERCENTAGE EQUITY INTEREST


                                                             PERCENTAGE EQUITY INTEREST OF COMMON STOCK
                                                                  HOLDERS, ON A FULLY DILUTED BASIS
                                            -----------------------------------------------------------------------------
                                                     CURRENTLY, ASSUMING ALL                 ASSUMING THE FINANCIAL
                                                  OUTSTANDING CONVERTIBLE DEBT           RESTRUCTURING IS APPROVED AND
                                                     AND PREFERRED STOCK IS                  ALL PREFERRED STOCK IS
             PARTIES IN INTEREST                 CONVERTED INTO COMMON STOCK(1)          CONVERTED INTO COMMON STOCK(2)
    ------------------------------------    ----------------------------------------  -----------------------------------
         Current Common Stock Holders(3)                       26.6%                                     16.6%

         Current Warrant and Option Holders                    26.0%                                     16.4%

         Renaissance                                           38.9%                                     59.2%

         Mr. C. A. Rundell, Jr. and The
         Rundell Foundation                                     4.9%                                      5.5%

         HBW                                                    3.5%                                      2.3%



(1) Assumes all outstanding warrants, options, convertible promissory notes and convertible debentures, Series A preferred stock and Series D preferred stock outstanding as of February 28, 2001 are converted.

(2) Assumes that (a) the exchange of approximately $1.0 million of new promissory notes and interest arrearages of the Company to Renaissance for approximately 41,200 shares of Series F preferred stock, (b) the exchange of the convertible





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         HBW promissory notes for approximately 12,100 shares of Series F preferred stock, (c) the exchange of approximately $6.4 million of all other existing promissory notes, convertible debentures and interest arrearages of the Company held by Renaissance for approximately 255,000 shares of Series G preferred stock, (d) the exchange of the Rundell convertible promissory note for approximately 2,100 shares of Series F preferred stock, (e) the exchange of an aggregate of approximately $325,000 in indebtedness of the Company to C. A. Rundell, Jr. and The Rundell Foundation for approximately 13,000 shares of Series G preferred stock, all have occurred as of April 12, 2001 and (f) shares of Common Stock issuable upon conversion of convertible promissory notes in an aggregate principal amount of $300,000 issued to HBW. More specifically, the terms of the letter agreement, as amended, require that before Renaissance invests $1,000,000 in the Company, the Company must receive a minimum investment of $100,000 from sources other than Renaissance. C. A. Rundell, Jr. has invested $50,000 pursuant to a promissory note convertible into approximately 2,100 shares of Series F preferred stock if the Company's stockholders approve of the financial restructuring. HBW has invested $300,000 pursuant to two promissory notes convertible into approximately 12,000 shares of Series F preferred stock if the Company's stockholders approve of the financial restructuring. These investments from sources other than Renaissance total $350,000, and therefore, the Company satisfied this term of the letter agreement, as amended.

(3) Includes (a) shares held by management and (b) shares of Common Stock currently held by holders of the Company's Series A preferred stock and Series D preferred stock.



              CONVERSION OF SECURITIES INTO SHARES OF COMMON STOCK


         The following table compares, as of April 12, 2001, the number of shares of Common Stock that could be issued under the outstanding convertible debentures and promissory notes as compared to the number of shares of Common Stock that could be issued under the convertible preferred stock issued in connection with the proposed financial restructuring. As this table shows, approximately 40,410,363 shares of Common Stock could be issued on conversion of the Series F and G preferred stock issued in connection with the proposed financial restructuring, compared to approximately 15,135,250 shares of Common Stock that could be issued on conversion of the outstanding convertible debentures and promissory notes. In the following table, the amount of accrued and unpaid interest is included in the amount of the security.



                                                                  CONVERSION OF SECURITY INTO SHARES OF COMMON STOCK
                                                               --------------------------------------------------------
                                    AGGREGATE PRINCIPAL AND          AT THE CURRENT               IF THE FINANCIAL
    DESCRIPTION OF SECURITY          INTEREST OUTSTANDING            CONVERSION RATE         RESTRUCTURING IS COMPLETED
-----------------------------     --------------------------   --------------------------  ----------------------------
Convertible Debentures(1)                  $ 4,605,812                  7,592,353(1)                23,029,058(2)

Existing Convertible Promissory
Notes(3)                                       660,510                  1,092,896(3)                 3,302,548(2)

Existing Nonconvertible
Promissory Notes(4)                          1,430,221                          0(4)                 7,151,107

New Promissory Notes(5)                      1,385,530                  6,750,000(5)                 6,927,651(6)

Total                                      $ 8,082,073                 15,435,250                   40,410,363



(1) The Company's existing convertible debentures issued to Renaissance have a conversion rate of $0.549.


(2) The conversion rate of $0.20 is used for this conversion pursuant to the terms of the letter agreement, as amended.


(3) A total of $600,000 of the Company's existing promissory notes issued to Renaissance have a conversion rate of $0.549.

(4) $1,030,000 of the Company's existing promissory notes issued to Renaissance are not convertible.

(5) Renaissance loaned $1.0 million to the Company in connection with the proposed financial restructuring. The promissory notes that the Company issued in connection with this loan have a conversion rate of $0.20. At a conversion rate of $0.20, this $1.0 million loan could be converted into 5,000,000 shares of Common Stock.


(6) As part of the proposed financial restructuring, Renaissance will exchange the $1.0 million of promissory notes that the Company has issued to Renaissance, together with accrued interest, for approximately 41,200 shares of Series F preferred






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                                                              PRELIMINARY COPIES



         stock. Such shares are convertible into approximately 5,151,945 shares of Common Stock, at a conversion rate of 125 shares of Common Stock per share of Series F preferred stock.

UNAUDITED PRO FORMA FINANCIAL STATEMENTS

         The following unaudited pro forma condensed consolidated financial statements present the effects of:


         (a) the authorization of 80,000 shares of a new series of preferred stock, Series F preferred stock, and 300,000 shares of a new series of preferred stock, Series G preferred stock;

         (b) the additional financing of approximately $1.0 million provided by Renaissance and the exchange of such financing and accrued interest of the Company for approximately 41,200 shares of Series F preferred stock;

         (c) the exchange of approximately $6.4 million of all other existing promissory notes, convertible debentures and accrued interest of the Company to Renaissance for approximately 255,000 shares of Series G preferred stock; and

         (d) the exchange of an aggregate of approximately $325,000 in indebtedness of the Company to C. A. Rundell, Jr. and The Rundell Foundation for approximately 13,000 shares of Series G preferred stock.

         (e) the exchange of approximately $50,000 in indebtedness to C.A. Rundell, Jr. for approximately 2,100 shares of Series F preferred stock.

         (f) the exchange of an aggregate of approximately $303,000 in indebtedness and accrued interest of the Company to HBW for approximately 12,100 shares of Series F preferred stock.


         The unaudited pro forma condensed consolidated balance sheet presents the financial position of the Company as of December 31, 2000 assuming the proposed transactions had occurred as of December 31, 2000. This pro forma information is based upon the historical December 31, 2000 balance sheet of the Company included in the Quarterly Report on Form 10-QSB accompanying this proxy statement.

         The unaudited pro forma condensed consolidated statements of operations for the three months ended December 31, 2000 and the year ended June 30, 2000 give effect to the proposed transactions as if such transactions had been consummated as of July 1, 1999. This pro forma information is based upon the historical results of operations of the Company for the six months ended December 31, 2000, included in the Quarterly Report on Form 10-QSB and for the year ended June 30, 2000, included in the Annual Report on Form 10-KSB/A accompanying this proxy statement.


         The unaudited pro forma condensed consolidated financial statements are based upon available information and assumptions that the Company's management believes are reasonable. The unaudited pro forma condensed consolidated financial data does not purport to represent the financial position or results of operations which would have occurred if these transactions had been completed on the dates indicated or the Company's financial position or results of operations for any future date or period. You should read this unaudited pro forma condensed consolidated financial data together with the Company's historical financial statements and the notes to those financial statements included in Quarterly Report on Form 10-QSB and the Annual Report on Form 10-KSB/A accompanying this proxy statement.





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                                                              PRELIMINARY COPIES




                        INTEGRATED SECURITY SYSTEMS, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 2000
              AMOUNTS IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA


                                                                                 PRO FORMA
                                                         HISTORICAL             ADJUSTMENTS                  PRO FORMA
                                                      ---------------         ---------------             ---------------

                       ASSETS

Current assets:
   Cash and cash equivalents                          $       150,722         $       250,000(A)          $       700,722
                                                                                      300,000(B)
   Accounts receivable                                      1,250,070                                           1,250,070
   Inventories                                                596,631                                             596,631
   Notes receivable                                            28,546                                              28,546
   Unbilled revenue                                            66,361                                              66,361
   Other current assets                                       109,895                                             109,895
                                                      ---------------                                     ---------------
    Total current assets                                    2,202,225                 550,000                   2,752,225
Property and equipment, net                                   852,689                                             852,689
Other assets                                                   18,898                                              18,898
                                                      ---------------         ---------------             ---------------
     Total assets                                     $     3,073,812         $       550,000             $     3,623,812
                                                      ===============         ===============             ===============

LIABILITIES AND STOCKHOLDERS' EQUITY
        (DEFICIT)

Current liabilities:
   Accounts payable                                   $       901,108         $      (453,446)(C)         $       447,662
   Accrued liabilities                                        548,714                 (18,185)(C)                 530,529
   Current portion of long-term debt and other
     Liabilities                                            7,540,943              (6,898,202)(A,B,C)             642,741
                                                      ---------------         ---------------             ---------------
     Total current liabilities                              8,990,765              (7,369,833)                  1,620,932
                                                      ---------------         ---------------             ---------------

Long-Term debt and other liabilities                          673,828                                             673,828

Preferred stock subject to redemption                              --               6,561,520(C)                6,561,520

Stockholders' equity (deficit):
     Total stockholders' deficit                           (6,590,781)              1,358,313(A,B)             (5,232,468)
                                                      ---------------         ---------------             ---------------
       Total liabilities and stockholders deficit     $     3,073,812         $       550,000             $     3,623,812
                                                      ===============         ===============             ===============

Share Information
Shares Authorized:
   Preferred Stock                                            750,000                 750,000
   Common Stock                                            35,000,000              35,000,000(D)               70,000,000
Shares Issued and Outstanding
   Preferred Stock                                            102,250                 323,283(A,B)                425,533
   Common Stock                                            10,782,417                                          10,782,417





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                        INTEGRATED SECURITY SYSTEMS, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 2000

              AMOUNTS IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA


                                                                        PRO FORMA
                                                HISTORICAL             ADJUSTMENTS              PRO FORMA
                                             ---------------         ---------------         ---------------

Sales                                        $     2,561,853         $            --         $     2,561,853
Cost of sales                                      1,789,770                      --               1,789,770
                                             ---------------         ---------------         ---------------
Gross margin                                         772,083                      --                 722,083
                                             ---------------         ---------------         ---------------

Operating expenses:
     Selling, general and administrative           2,097,898                      --               2,097,898
     Research and product development                289,080                      --                 289,080
                                             ---------------         ---------------         ---------------
                                                   2,386,978                      --               2,386,978
                                             ---------------         ---------------         ---------------

Loss from operations:                             (1,614,895)                     --              (1,614,895)

Other income (expense):
     Interest income                                     139                      --                     139
     Interest expense                               (363,316)                248,188(E)              (79,128)
                                             ---------------         ---------------         ---------------

Net Loss                                          (1,978,072)                284,188              (1,693,884)

Preferred dividends requirement                      (84,161)               (179,955)(F)          (4,655,966)

                                                                          (4,391,850)(G)
                                             ---------------         ---------------         ---------------

Net loss allocable to Common
Stockholders
                                             $    (2,062,233)        $    (4,287,617)        $    (6,349,850)
                                             ===============         ===============         ===============

Weighted average common and
  common equivalents outstanding -
  basic and diluted                               10,580,897                      --              10,580,897

Net loss per share - basic and diluted       $         (0.19)        $            --         $         (0.60)
                                             ===============         ===============         ===============






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                        INTEGRATED SECURITY SYSTEMS, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 2000

              AMOUNTS IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA


                                                                        PRO FORMA
                                                HISTORICAL             ADJUSTMENTS              PRO FORMA
                                             ---------------         ---------------         ---------------

Sales                                        $     6,561,359         $            --         $     6,561,359
Cost of sales                                      4,369,262                      --               4,369,262
                                             ---------------         ---------------         ---------------
Gross margin                                       2,192,097                      --               2,192,097
                                             ---------------         ---------------         ---------------

Operating expenses:
     Selling, general and administrative           4,589,922                      --               4,589,922
     Research and product development                386,899                      --                 386,899
                                             ---------------         ---------------         ---------------
                                                   4,976,821                      --               4,976,821
                                             ---------------         ---------------         ---------------

Income (loss) from operations:                    (2,784,724)                     --              (2,784,724)

Other income (expense):
     Interest income                                  33,690                      --                  33,690
     Interest expense                               (645,684)                460,865(E)             (184,819)
                                             ---------------         ---------------         ---------------

Net loss                                          (3,396,718)                460,865              (2,935,853)

Preferred dividends requirement                     (107,467)               (354,910)(F)          (4,854,227)

                                                                          (4,391,850)(G)
                                             ---------------         ---------------         ---------------

Net loss allocable to Common
Stockholders
                                             $    (3,452,329)        $    (4,285,895)        $    (7,790,080)
                                             ===============         ===============         ===============

Weighted average common and
  common equivalents outstanding -
  basic and diluted                               10,508,510                      --              10,508,510

Basic and diluted loss per share             $         (0.33)        $            --         $         (0.74)
                                             ===============         ===============         ===============






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                        INTEGRATED SECURITY SYSTEMS, INC.
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

NOTE A. GENERAL

         The proposed financial restructuring includes the following:


         (a) the amendment of the Company's Certificate of Incorporation to authorize 80,000 shares of a new Series F preferred stock and 300,000 of a new Series G preferred stock;

         (b) the issuance to Renaissance of 41,200 shares of Series F preferred stock in exchange for the promissory notes of the Company held by Renaissance in the aggregate principal amount of $1.0 million together with accrued interest;

         (c) the issuance to Renaissance of 255,000 shares of Series G preferred stock in exchange for all other promissory notes and convertible debentures of the Company held by Renaissance together with accrued interest (constituting approximately $6.4 million, including accrued interest);

         (d) The issuance to C. A. Rundell, Jr. of 2,100 shares of Series F preferred stock in exchange for the promissory note of the Company held by Mr. Rundell in the principal amount of $50,000 together with accrued interest;

         (e) the issuance to C. A. Rundell, Jr. and The Rundell Foundation of 13,000 shares of Series G preferred stock in exchange for the promissory notes of the Company held by them in the aggregate principal amount of $300,000 together with accrued interest; and

         (f) the issuance to HBW Investment Partners II, L.P. and HBW Capital Fund, L.P. of approximately 12,100 shares of Series F preferred stock in exchange for the promissory notes of the Company held by HBW in the principal amount of $300,000 together with accrued interest.


NOTE B. UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

         The accompanying unaudited pro forma condensed consolidated balance sheet assumes the transactions discussed in Note A were entered into on December 31, 2000 and reflects the pro forma adjustments:


         (A) to give effect to additional financing of $250,000 provided by Renaissance and the exchange of such financing and $750,000 of pre-existing convertible debt and interest arrearages of the Company into 41,200 shares of Series F preferred stock.

         (B) to give effect to additional financing of $300,000 and the exchange of such financing and $50,000 of pre-existing convertible debt and accrued interest of the Company for 14,200 shares of Series F preferred stock to an accredited investor.

         (C) to give effect to the exchange of all promissory notes, convertible debentures and related accrued interest owed to Renaissance, C. A. Rundell, Jr. and the Rundell Foundation in the aggregate amount of approximately $6,561,520 for approximately 262,461 shares of Series G preferred stock.





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         (D)      to give effect to the authorization of an additional
                  35,000,000 shares of Common Stock.

NOTE C. UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

         The accompanying unaudited pro forma condensed consolidated statement of operations assumes the transactions discussed in Note A were entered into on July 1, 1999 and reflects the pro forma adjustments:


         (E) to give effect to the reduction of interest expense as a result of the exchange of promissory notes, convertible debentures and related accrued interest for shares of Series F preferred stock and Series G preferred stock.


         (F) to give effect to the dividend requirements on the Series F preferred stock and Series G preferred stock to be issued.


         (G) to give effect to the amortization of the beneficial conversion features of the Series F preferred stock and Series G preferred stock. For pro forma purposes, the value of the beneficial conversion feature was calculated based on the closing price of the Company's Common Stock on March 7, 2001.

NET TANGIBLE BOOK VALUE

         The net tangible book value per share of Common Stock as of December 31, 2000 was $(0.43) due to a shareholders' deficit of approximately $6.6 million. Net tangible book value per share represents the amount of the Company's total tangible assets reduced by the amount of its total liabilities and divided by the total number of shares of Common Stock outstanding.





NO DISSENTER'S RIGHTS

         The Delaware General Corporation Law does not grant stockholders of a Delaware corporation with dissenter's rights with respect to the financial restructuring proposal.

APPROVAL


         According to the Delaware General Corporation Law, the Company's Certificate of Incorporation and the Company's bylaws, approval of the holders of Common Stock and Series D preferred stock, voting together as a class, is not required to effect the financial restructuring proposal. However, in accordance with the terms of the letter agreement, as amended, the board of directors believes that it is in the best interests of the Company to seek stockholder approval of the financial restructuring proposal. As a result, the affirmative vote of the holders of a majority of the shares of Common Stock and Series D preferred stock, voting together as a class, entitled to vote on the record date is required to approve the financial restructuring proposal. In addition, under the Delaware General Corporation Law, the holders of Series D preferred stock are entitled to vote separately as a class on the financial restructuring proposal. If the stockholders do not approve the financial restructuring proposal then the board of directors will not complete the financial restructuring pursuant to the terms set forth in the letter agreement, as amended.

         THE EFFECTIVENESS OF THE FINANCIAL RESTRUCTURING PROPOSAL IS CONTINGENT ON THE APPROVAL OF THE FINANCIAL RESTRUCTURING PROPOSAL AND THE AMENDMENTS TO THE COMPANY'S CERTIFICATE OF INCORPORATION SET FORTH IN PROPOSALS THREE AND FOUR. AS A RESULT, IF THE STOCKHOLDERS DO NOT APPROVE PROPOSALS THREE






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AND FOUR, THEN THE COMPANY CANNOT COMPLETE THE FINANCIAL RESTRUCTURING EVEN IF
THE STOCKHOLDERS APPROVE THE FINANCIAL RESTRUCTURING PROPOSAL.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE FINANCIAL RESTRUCTURING PROPOSAL.




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                                 PROPOSAL THREE


           PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO
            INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK


BACKGROUND


         Currently, the Company's Certificate of Incorporation authorizes the issuance of up to 35,000,000 shares of Common Stock. On the record date, 10,782,417 shares of Common Stock were outstanding and an additional 31,514,445 shares were subject to future issuance pursuant to outstanding convertible debentures, convertible notes, convertible preferred stock, warrants and options. As of the record date, the Company had a deficit of 7,296,862 in authorized shares. Therefore, there were no shares of Common Stock available for future issuance.


         The board of directors has unanimously adopted resolutions approving and recommending that the stockholders adopt an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 35,000,000 to 70,000,000 to have enough shares of Common Stock to issue in order to remedy the current deficit as well as upon conversion of the Company's preferred stock to be issued under the financial restructuring proposal.


         If the stockholders approve the amendment to the Certificate of Incorporation, then the Certificate of Incorporation would be amended to effect the increase in authorized shares of Common Stock as soon as practicable following such stockholder approval. If the amendment to the Certificate of Incorporation is not approved by the stockholders, the existing Certificate of Incorporation will continue in effect.

         If the stockholders approve the financial restructuring proposal, then after the financial restructuring is complete, 2,728,025 shares of Common Stock will be available for issuance, not including shares of Common Stock reserved for conversion of any other securities of the Company or the exercise of the Company's outstanding options and warrants. Other than in connection with the financial restructuring proposal, or to employees exercising stock options under the Company's stock option plans, the Company does not have any plans to issue shares of Common Stock.


REASONS FOR AND EFFECT OF THE AMENDMENT


Current Deficit in Available Shares of Common Stock

         As of the record date, the Company had a deficit of 7,296,862 in authorized shares. The deficit of authorized shares occurred in October 2001 when the Company issued the new convertible promissory notes to Renaissance. At this time, the Company did not have a sufficient number of shares of Common Stock available for issuance upon the conversion of the new Renaissance promissory notes. As a result, at the time the Company issued the convertible promissory notes to Rundell and HBW, the Company did not have a sufficient number of shares of Common Stock available for issuance upon conversion of the notes.

         One of the elements of the plan of financial restructuring in the letter agreement is the authorization of an additional 30,000,000 shares of Common Stock, and pursuant to the letter agreement, the Company is required to seek stockholder approval of this increase. The letter agreement further includes a representation of the Company that before the issuance of the new Renaissance promissory notes, the new Rundell note and the new HBW note, the Company had 10,572,545 shares of Common Stock outstanding and 22,943,623 shares issuable upon the exercise or conversion of the Company's





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                                                              PRELIMINARY COPIES




securities. As a result, the Company had implicitly disclosed to Renaissance that there were only 1,483,832 shares of Common Stock available for issuance.

         The Company believes that it would not have been able to obtain the agreement of Renaissance for a financial restructuring unless the Company agreed to issue the new Renaissance convertible promissory notes issued beginning in October 2001. In October 2001, the Company was faced with the prospect that the Company was in payment and covenant default under the convertible debentures held by Renaissance, a significant stockholder of the Company. Because of this default, Renaissance, through a security agreement and stock pledge agreement, was entitled to declare all of the indebtedness owed under the convertible debentures due and payable immediately and, if the Company did not pay Renaissance, Renaissance would be entitled to foreclose on its security interests in the assets of the Company and the stock of its subsidiaries. Due to these constraints, the Company issued the convertible notes with the intent of seeking stockholder approval of an increase in the number of authorized shares at the same time the Company sought stockholder approval of the financial restructuring as required by the letter agreement.

         If all of the holders of convertible securities exercised or converted their securities, the Company would not currently have a sufficient number of shares of Common Stock available. Under the terms of the Renaissance convertible debentures, the failure to deliver the Common Stock and to keep a sufficient number of shares authorized would constitute an Event of Default, entitling Renaissance to exercise its remedies including declaring all of the indebtedness due and owing and exercising its other remedies under the security documents and laws, including a lawsuit for breach of contract. The failure to deliver shares of Common Stock upon the conversion of the convertible promissory notes issued to Renaissance, Rundell and HBW would be a default of these notes, entitling them to pursue all remedies at law, including a lawsuit for breach of contract.

Need for Additional Authorized Shares of Common Stock for Series F and Series G Preferred Stock

         Pursuant to the financial restructuring proposal, the Company proposes to issue Series F and Series G preferred stock. If such preferred stock is converted into Common Stock, and assuming full conversion of all the Company's outstanding convertible securities and full exercise of all options and warrants to purchase the Company's Common Stock, then the Company would not have sufficient authorized Common Stock to fully satisfy such conversions and exercises. Therefore, additional shares of authorized Common Stock are necessary in order to assure the proper conversion of preferred stock and the exercise of options and warrants. Holders of the Company's Common Stock have no preemptive rights to purchase additional shares of Common Stock, or securities convertible into Common Stock, issued by the Company. The Common Stock will be available for issuance without further action of the stockholders, unless required by the Company's Certificate of Incorporation or bylaws, applicable laws, or the policy of any stock exchange or registered securities association on which the shares of stock of the Company are listed, if any.






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                                                              PRELIMINARY COPIES





The following table sets forth, as of the meeting date, information relating to the Company's capital structure in the event that none of Proposals 2, 3 or 5 is approved or in the event that one or more of Proposals 2, 3 and 5 is approved.



                                             IF PROPOSAL 3                               IF PROPOSALS 3
                                             (INCREASE IN         IF PROPOSALS 2          (INCREASE IN
                 IF NONE OF PROPOSALS   AUTHORIZED SHARES) IS       (FINANCIAL       AUTHORIZED SHARES) AND      IF PROPOSALS 2
                     2 (FINANCIAL            APPROVED AND       RESTRUCTURING) AND 3     5 (OPTION PLAN            (FINANCIAL
                   RESTRUCTURING), 3          PROPOSALS 2          (INCREASE IN          AMENDMENT) ARE         RESTRUCTURING), 3
                     (INCREASE IN             (FINANCIAL         AUTHORIZED SHARES)         APPROVED              (INCREASE IN
                 AUTHORIZED SHARES) OR   RESTRUCTURING) AND 5     ARE APPROVED AND       AND PROPOSAL 2         AUTHORIZED SHARES)
                    5 (OPTION PLAN           (OPTION PLAN        PROPOSAL 5 (OPTION        (FINANCIAL             AND 5 (OPTION
                     AMENDMENT) IS        AMENDMENT) ARE NOT     PLAN AMENDMENT) IS      RESTRUCTURING) IS        PLAN AMENDMENT)
NUMBER OF SHARES      APPROVED(1)             APPROVED(1)          NOT APPROVED(2)        NOT APPROVED(1)         ARE APPROVED(2)
---------------- ---------------------  ---------------------   -------------------- ----------------------    --------------------

Authorized             35,000,000             70,000,000            70,000,000             70,000,000              70,000,000

Issued                 10,782,417             10,782,417            10,782,417             10,782,417              10,782,417

Reserved for           31,514,445             31,514,445            56,489,558             33,949,268              56,489,558
Issuance

Authorized and         (7,296,862)            27,703,138             2,728,025             25,268,315               2,728,025
Unreserved and
Available for
Issuance



----------

(1) Based on the common stock and convertible securities outstanding on the record date.

(2) Assumes that the convertible debentures and convertible promissory notes to be exchanged in the financial restructuring have been exchanged for Series F and Series G preferred stock.


NO DISSENTER'S RIGHTS


         The Delaware General Corporation Law does not grant stockholders of a Delaware corporation with dissenter's rights with respect to the amendment to the Certificate of Incorporation.


ANTI-TAKEOVER EFFECT


         The increase in the authorized but unissued shares of Common Stock which would result from adoption of the proposed amendment to the Certificate of Incorporation could have a potential anti-takeover effect with respect to the Company. For example, the amendment could render more difficult or discourage an attempt to obtain a controlling interest in the Company or the removal of the incumbent board of directors and may discourage unsolicited takeover attempts which might be desirable to the Company's stockholders. The potential anti-takeover effect of the proposed amendment arises because it would enable the Company to issue additional shares of Common Stock up to the total authorized number, with the consequence that the shareholdings and related voting rights of then-existing stockholders would be diluted to an extent proportionate to the number of additional shares issued.

         The board of directors is not proposing the amendment to the Certificate of Incorporation in response to any effort to accumulate the Company's Common Stock or to obtain control of the Company by means of a merger, tender offer or solicitation in opposition to management. In addition, the amendment is not part of any plan by management to recommend a series of similar amendments to the




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                                                              PRELIMINARY COPIES




board of directors and the stockholders. Finally, the board of directors does not currently contemplate recommending the adoption of any other amendments to the Certificate of Incorporation which could be construed to affect the liability of third parties to take over or change control of the Company.


AMENDMENT


         If the amendment is approved, the Certificate of Incorporation will be amended by deleting of Article FOURTH in its entirety and inserting in its place the following:


         "FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 70,750,000 shares, of which 70,000,000 shares shall be Common Stock, par value $0.01 per share ("Common Stock") and 750,000 shares shall be Preferred Stock, par value $0.01 per share ("Preferred Stock")."

APPROVAL


         The affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote on the record date and Series D preferred stock, voting together as a class, is required to approve the amendment to the Certificate of Incorporation.

         The Company intends to implement the amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock even if one or both of proposal two, the financial restructuring, and proposal five, the amendment to the option plan, are not approved by the stockholders.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.




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                                                              PRELIMINARY COPIES




                                  PROPOSAL FOUR


                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
      TO REDUCE THE LIQUIDATION PREFERENCE OF THE SERIES D PREFERRED STOCK


BACKGROUND; REASONS FOR AND EFFECT OF THE AMENDMENT


         Currently the Company's Certificate of Incorporation provides that the liquidation preference of the Series D preferred stock is $20 per share plus any accrued and unpaid dividends. Pursuant to the letter agreement, as amended, that the Company entered into in connection with the proposed financial restructuring, one of the conditions to the issuance of the Series F preferred stock and the Series G preferred stock is that the holders of the Series D preferred stock must approve the amendment to the liquidation preference of the Series D preferred stock set forth on Exhibit C attached to this proxy statement. The amendment provides that the liquidation preference of the Series D preferred stock will be $0.01 per share until either all shares of Series F preferred stock and Series G preferred stock have been converted or redeemed or the holders of the Series F preferred stock and Series G preferred stock have received an amount equal to the liquidation preference of the Series F and Series G preferred stock, at which time the liquidation preference would revert back to an amount equal to $20 per share plus any accrued and unpaid dividends.

         Under the terms of the letter agreement, as amended, the Company cannot complete the financial restructuring proposal unless the stockholders approve the amendment reducing the liquidation preference of the Series D preferred stock. If the financial restructuring proposal is approved, then, in the event of a liquidation of the Company, the ranking order of distributions of the Company's assets would be first to its creditors, second to the holders of Series F and Series G preferred stock, third to the holders of Series D preferred stock, and finally to the Common Stock holders. If the liquidation preference of the Series D preferred stock is decreased to $0.01, then in the event of a liquidation, holders of the Series D preferred stock will not receive nearly as much of the Company's assets as if the liquidation preference remained at $20. Accordingly, if the Series D preferred stock liquidation preference is reduced to $0.01, and the Company liquidates, then there will be more assets remaining for the holders of the Company's Common Stock, who rank beneath the holders of Series D preferred stock in order of liquidation preference.

         As detailed in "Security Ownership of Certain Beneficial Owners and Management" above, as of February 28, 2001, Renaissance owned 15,000 shares of Series D preferred stock, out of 92,750 shares of Series D preferred stock then outstanding. As a percentage, Renaissance owned approximately 16% of the then outstanding shares of Series D preferred stock. Also as of February 28, 2001, Renaissance beneficially owned 16,094,684 shares of Common Stock, including the conversion of warrants, convertible promissory notes and convertible debentures convertible within 60 days. As of February 28, 2001, all of the other persons and entities listed in the table in the "Security Ownership of Certain Beneficial Owners and Management" above beneficially owned an aggregate of 7,010,332 shares of Common Stock. Renaissance owned an aggregate of approximately 79.9% of the total beneficial ownership on February 28, 2001. Considering that Renaissance owns a much larger percentage of outstanding Common Stock than of Series D preferred stock, Renaissance negotiated with the Company that a requirement of the financial restructuring is that the liquidation preference of the Series D preferred stock holders be reduced to $0.01. As an extremely large beneficial holder of Common Stock, Renaissance would prefer to maximize the amount of assets that the holders of Common Stock could receive in the event of a liquidation than to maximize the amount of assets received by the holders of Series D preferred stock.

         The board of directors has unanimously adopted resolutions approving and recommending that the stockholders adopt an amendment to the Company's Certificate of Incorporation to reduce the





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liquidation preference of the Series D preferred stock as set forth in Exhibit C attached to this proxy statement.

         If the stockholders approve the amendment to the Certificate of Incorporation, then the Certificate of Incorporation would be amended as soon as practicable following stockholder approval. If the amendment is not approved by the stockholders, then the existing Certificate of Incorporation will continue in effect, and the Company will not be able to complete the proposed financial restructuring.


NO DISSENTER'S RIGHTS


         The Delaware general Corporation Law does not grant stockholders of a Delaware corporation with dissenter's rights with respect to the amendment to the Certificate of Incorporation.


AMENDMENT


         If the amendment is approved, then the Certificate of Incorporation will be amended as set forth on Exhibit C attached to this proxy statement.


APPROVAL


         To approve the amendment to the Certificate of Incorporation, (a) the affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote on the record date and Series D preferred stock, voting together as a class, and (b) the affirmative vote of the holders of the Series D preferred stock, voting separately as a class, are required.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO REDUCE THE LIQUIDATION PREFERENCE OF THE SERIES D PREFERRED STOCK AS SET FORTH IN EXHIBIT C ATTACHED TO THIS PROXY STATEMENT.





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                                  PROPOSAL FIVE

           PROPOSED AMENDMENT TO THE COMPANY'S 1997 OMNIBUS LONG-TERM
                                 INCENTIVE PLAN

SUMMARY OF STOCK OPTION PLAN

         The purpose of the Company's 1997 Omnibus Long-Term Incentive Plan is to provide a means whereby the Company and its subsidiaries may attract able persons to enter the employ of the Company and to provide a means whereby those key employees upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the long-term welfare of the Company and their desire to remain in its employ. A further purpose of the plan is to provide such key employees with additional incentive and reward opportunities designed to enhance the profitable growth of the Company over the long term. Accordingly, the plan provides for granting incentive stock options, options which do not constitute incentive stock options, stock appreciation rights, restricted stock awards, performance share awards, stock value equivalent awards, or any combination of the foregoing.

PARTICIPANTS

         At December 31, 2000, the Company had 63 employees and non-employee directors eligible to participate in the plan.

PLAN BENEFITS OUTSTANDING

         Of the total 2,000,000 shares for which options may be granted under the plan, options to purchase 5,065,177 shares of Common Stock were outstanding as of December 31, 2000. As of December 31, 2000, the market value of all shares of Common Stock subject to outstanding options was $712,164, based upon the closing sale price of the Common Stock as reported on the Nasdaq Over-the-Counter Bulletin Board on such date.

AMENDMENTS TO INCREASE OPTIONS UNDER PLAN

         The board of directors is seeking stockholder approval of an amendment to the plan that would increase the number of shares of Common Stock which may be issued pursuant to the plan from 2,000,000 shares to 7,500,000 subject to adjustments to reflect possible future stock splits, stock dividends, combinations or exchange of shares, or similar transactions.

         The board of directors is seeking stockholder approval of the amendment to the plan because it believes that the Company will require additional options to attract and retain persons of ability as officers, directors and employees. The board of directors believes that it is prudent to seek stockholder approval of the increase at the present time in order to assure that in the future the Company has sufficient options available for issuance under the plan to avoid granting options that are subject to subsequent stockholder approval.

         If the amendment is approved, the plan will be amended by deleting
Article V of the plan in its entirety and inserting in its place the following:




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                "V. GRANT OF OPTIONS, STOCK APPRECIATION RIGHTS,
              RESTRICTED STOCK AWARDS, PERFORMANCE SHARE AWARDS AND
            STOCK VALUE EQUIVALENT AWARDS, SHARES SUBJECT TO THE PLAN

                  (a) Award Limits. The Committee may from time to time grant Awards to one or more employees determined by it to be eligible for participation in the Plan in accordance with the provisions of Article
         VI. The aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 7,500,000 shares. Any of such shares which remain unissued and which are not subject to outstanding Options or Awards at the termination of the Plan shall cease to be subject to the Plan but, until termination of the Plan, the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Shares shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses or the rights of its Holder terminate or the Award is paid in cash, any shares of Common Stock subject to such Award shall again be available for the grant of an Award. The aggregate number of shares which may be issued under the Plan shall be subject to adjustment in the same manner as provided in
         Article XII with respect to shares of Common Stock subject to Options then outstanding. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Option which does not constitute an Incentive Stock Option.

                  (b) Stock Offered. The stock to be offered pursuant to the grant of an Award may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company."

APPROVAL

         The affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote on the record date and Series D preferred stock, voting together as a class, is required to approve the amendment to the plan.


         THE EFFECTIVENESS OF THE PLAN AMENDMENT PROPOSAL IS CONTINGENT ON THE APPROVAL OF THE PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK IN PROPOSAL THREE. AS A RESULT, IF THE STOCKHOLDERS DO NOT APPROVE PROPOSAL THREE, THEN THE PLAN AMENDMENT CANNOT BECOME OPERATIVE EVEN IF THE STOCKHOLDERS APPROVE PROPOSAL FIVE.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY'S 1997 OMNIBUS LONG-TERM INCENTIVE PLAN.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon a review of Forms 3, 4 and 5 and amendments thereto provided to the Company pursuant to Rule 16a-3(e), Messrs. Rundell, Arsht, Caldwell, Galecke, Jack, and Marlow and Ms. Burlage had late filings during the fiscal year ending June 30, 2000.




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                             INDEPENDENT ACCOUNTANTS

         The board of directors, upon recommendation of the audit committee, has appointed Grant Thornton LLP as the independent accountants of the Company for the fiscal year ending June 30, 2001.

         Representatives of Grant Thornton LLP are expected to be present at the annual meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS


         In order for stockholder proposals to receive consideration for inclusion in the proxy statement for the Company's 2001 annual meeting of stockholders, such proposals must be received by November 19, 2001, at the Company's offices at 8200 Springwood Drive, Suite 230, Irving, Texas 75063,
Attention: Secretary.


         The Company's bylaws contain a provision which requires that a stockholder may nominate a person for election as a director only if written notice of such stockholder's intention to make such nomination has been given to the Secretary of the Company not earlier than 60 days nor later than 30 days prior to a meeting of stockholders. However, in the event that notice or public disclosure of a meeting of stockholders is first given or made to the stockholders less than 40 days prior to such meeting, then notice of a stockholder's intention to nominate a person for election as a director will be timely if given in writing to the Secretary before the close of business on the tenth day following the date on which the notice of the meeting was mailed or the public disclosure of the meeting was made. The bylaws also require that the notice set forth, among other things, a description of all arrangements or understandings between the nominating stockholder and the nominee pursuant to which the nomination is to be made or the nominee is to be elected and such other information regarding the nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Company's board of directors. This provision is intended to give the Company the opportunity to obtain all relevant information regarding persons nominated for director. The board may disqualify any nominee who fails to provide the Company with complete and accurate information as required by this provision.

                             SOLICITATION OF PROXIES

         The Company will pay the expenses of this proxy solicitation. In addition to solicitation by mail, some of the officers and regular employees of the Company may solicit proxies personally or by telephone, if deemed necessary. The Company will request brokers and other fiduciaries to forward proxy soliciting material to the beneficial owners of shares which are held of record by the brokers and fiduciaries, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

                                  OTHER MATTERS

         The board of directors is not aware of any matter, other than the matters described above, to be presented for action at the annual meeting. However, if any other proper items of business should come before the annual meeting, it is the intention of the person or persons acting under the enclosed form of proxy to vote in accordance with their best judgment on such matters.






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         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD AT YOUR EARLIEST
CONVENIENCE IN THE ENCLOSED POSTAGE PAID RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED, AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                               By Order of the Board of Directors,

                               C. A. Rundell, Jr.
                               Chairman of the Board and Chief Executive Officer


Irving, Texas
March 16, 2001




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                                    EXHIBIT A

                             AUDIT COMMITTEE CHARTER

ORGANIZATION

This charter governs the operations of the audit committee of Integrated Security Systems, Inc. The audit committee shall review and reassess this charter on at least an annual basis and obtain the approval of the board of directors. The audit committee shall be appointed by the board of directors and shall consist of at least two directors, each of whom is independent of management and the Company. Members of the audit committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company and meet the standards of independence required by the Stock Exchange or any other exchange on which the Common Stock of Integrated Security Systems, Inc. is traded. All audit committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the audit committee, and at least one member shall have accounting or related financial management expertise as required by the rules of the Stock Exchange or any other exchange on which the Common Stock of Integrated Security Systems, Inc. is traded.

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board of directors. In doing so, it is the responsibility of the audit committee to maintain free and open communication between the audit committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the audit committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The audit committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The audit committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the audit committee may supplement them as appropriate.

         o The audit committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the of the Company's shareholders. The audit committee and the board shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The audit committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosure required by the Independence Standards Board. Annually, the audit




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                  committee shall review and recommend to the board the
                  selection of the Company's independent auditors.

         o The audit committee shall discuss with the internal auditors and independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. As to the Company's internal auditors, the audit committee shall review the quality and staffing of the department. Also, the audit committee shall discuss with management, the internal auditors and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the audit committee shall meet, separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

         o The audit committee shall review the interim financial statements prior to the filing of the Company's Quarterly Reports on Form 10-QSB. The chair of the audit committee may represent the entire committee for the purpose of this review.

         o The audit committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report 10-KSB (or the annual reports to shareholders if distributed prior to the filling of 10-KSB), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statement. Also, the audit committee shall discuss the results of the annual audit and any other matters required to be communicated to the audit committee by the independent auditors under generally accepted auditing standards.

RESOLVED FURTHER, that the President, Secretary and Assistant Secretary of the Company are authorized to execute any documents and certificates necessary or advisable to establish the Company's compliance with the audit committee charter.

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized and directed, on behalf of the Company, to do or cause to be done any and all things to take all further actions and to execute, deliver and cause the performance of all other agreements, documents, instruments, filings, applications and certificates as may be deemed necessary or appropriate to affect the purpose and intent of the foregoing resolutions related to the adoption and implementation of the charter for the Company's audit committee.




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                                    EXHIBIT B

                                LETTER AGREEMENT

                [LETTERHEAD OF INTEGRATED SECURITY SYSTEMS, INC.]

                                       WEBSITE: http//www.integratedsecurity.com
                                                           8200 SPRINGWOOD DRIVE
                                                                       SUITE 230
                                                                IRVING, TX 75063
                                                            PHONE (972) 444-8280
                                                              FAX (972) 869-3843

                                November 13, 2000

Mr. Robert C. Pearson
Senior Vice President
Renaissance Capital Group, Inc.
8080 North Central Expressway, Suite 210-LB-59
Dallas, Texas 75206-1857

Dear Bob:

         This letter sets forth the agreement of Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC to invest up to $1,000,000 in secured convertible promissory notes (the "New Renaissance Notes") of Integrated Security Systems, Inc. ("ISSI"). The New Renaissance Notes shall be due and payable in 120 days, will bear interest at 8% per annum, be secured by all of the assets of ISSI and its subsidiaries, and be convertible into the Company's common stock at $.20 per share.

         The funding of the New Renaissance Notes is conditioned upon (i) a minimum investment of $100,000 in new cash in ISSI from other sources, and (ii) the approval of the board of directors of ISSI of a plan of recapitalization with the following elements.

1. ISSI shall issue up to 80,000 shares of Series F Cumulative Convertible Preferred Stock ("Series F Preferred Stock") for the price of $25.00 per share, $1,000,000 of which will be paid by the exchange of the New Renaissance Notes for 40,000 shares of Series F Preferred Stock. The Series F Preferred Stock is not redeemable, but in all other respects will be identical to the Series G Cumulative Convertible Preferred Stock ("Series G Preferred Stock") of ISSI.

2. ISSI will issue Series G Preferred Stock in exchange for all existing promissory notes (other than the New Renaissance Notes), convertible debt and interest arrearages of ISSI to the Renaissance Funds, together with all indebtedness of ISSI to C. A. Rundell, Jr., at the price of $25.00 per share. The Series G Preferred Stock is redeemable at any time upon the sale of B&B Electromatic, Inc., to the extent of the net proceeds to ISSI, and shall be redeemed in quarterly installments commencing 24 months after issuance in accordance with a redemption schedule of $1,000,000 in the third year, $2,000,000 in the fourth year and the balance in the fifth year.

3. The Series F Preferred Stock and the Series G Preferred Stock (collectively, the "Renaissance Preferred Stock") will have a liquidation preference of $25.00 per share, shall accrue dividends at 5% per annum, initially payable 2 years after issuance and quarterly thereafter. Each share of





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         Renaissance Preferred Stock is initially convertible into 125 shares of
         Common Stock based on a conversion price of $.20 per share, subject to adjustment. For purposes of the liquidation preference, a merger, consolidation, sale of voting control or sale of all or substantially all of the assets of the Company in which the stockholders of the Company immediately before such event do not own a majority of the outstanding shares or voting power of the surviving corporation will be deemed to be a liquidation. The conversion price shall be subject to adjustment for issuances of Common Stock at a purchase price less than the conversion price then in effect, except for the issuance of Common Stock pursuant to outstanding options or warrants at the date of this letter agreement and up to 1,500,000 shares of Common Stock upon exercise of stock options to be granted in the future. The Renaissance Preferred Stock will also be subject to anti-dilution protection in the event of stock splits or dividends, mergers and other similar events.

4. The Renaissance Preferred Stock will vote together with the Common Stock and not as a separate class on all matters, including the election of directors, except as specifically provided herein or as otherwise required by law. Each share of Renaissance Preferred Stock shall have a number of votes equal to the number of shares of Common Stock then issuable upon conversion of such share of preferred stock. At closing, the board of directors of ISSI shall consist of six members. The holders of the Renaissance Preferred Stock, voting as a separate class will be entitled to elect two directors.

5. ISSI shall file within 90 days of issuance of the Renaissance Preferred Stock an SB-2 (or, when applicable, an S-3) registration statement to permit sales by the Renaissance Funds of the shares of Common Stock issuable upon conversion of the Renaissance Preferred Stock. Additionally, the Renaissance Funds shall have one (1) demand registration right and unlimited "piggyback" registration rights. All expenses of the Renaissance Funds in connection with such registrations shall be paid by ISSI, except underwriting discounts and commissions.

6. The consent of holders of 80% of the Renaissance Preferred Stock, voting separately as a class, will be required to authorize the issuance of any securities with rights pari passu, senior or superior to the Renaissance Preferred Stock (other than securities to evidence bank debt or asset securitizations), the merger, consolidation or sale of assets (other than in the ordinary course) of ISSI, including the capital stock of its subsidiaries, or to approve any action that would materially and adversely affect the rights of the Series A Preferred Stock.

7. At the date of this letter agreement, there are 10,572,545 shares of ISSI Common Stock issued and outstanding and 22,943,623 shares of ISSI Common Stock issuable upon exercise or conversion of ISSI securities. ISSI represents and warrants to the Renaissance Funds that at the date of this letter agreement and at the date of issuance of the Renaissance Preferred Stock, (i) ISSI is not insolvent, as defined under the U.S. Bankruptcy Code, and (ii) ISSI shall have no pending or threatened material litigation, loss contingencies or material undisclosed liabilities.

8. Prior to the issuance of the Renaissance Preferred Stock, the certificates of designation for the Series D Convertible Preferred Stock shall have been amended to reduce the liquidation preference to $.01 per share, until the Renaissance Preferred Stock has been converted, redeemed or otherwise recovered the full amount of its investment, at which time the liquidation preference reverts to $20.00 per share. At the date of this letter agreement, there are no other classes or series of preferred stock outstanding (other than the Series A Convertible Preferred Stock), nor are there any debt securities outstanding, other than those issued to the Renaissance Funds and C. A. Rundell, Jr., or disclosed in ISSI's SEC filings.




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9.       ISSI shall reserve for issuance the shares of ISSI Common Stock issuable upon conversion of the Renaissance Preferred Stock. ISSI shall authorize an additional 30,000,000 shares of Common Stock.

10. ISSI shall use its best efforts to secure shareholder approval of the foregoing plan of recapitalization, which shall be recommended by the ISSI board of directors. In the event that this plan of recapitalization is not effected within 120 days of the date of this letter agreement, then all outstanding indebtedness of ISSI to the Renaissance Funds shall be immediately due and payable, without notice, demand, or presentment, and ISSI shall pay all costs of collection. All evidences of such indebtedness to the Renaissance Funds are amended hereby.

11. No representations, warranties or statements of ISSI in this letter agreement and no statement in any registration statement, report or proxy statement of ISSI filed with the SEC contains at the date of this letter agreement or will contain at the date of issuance of the Renaissance Preferred Stock any untrue statement of material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was made, to make the statements made not misleading.

12. This letter agreement shall be valid, binding and enforceable on the parties. This letter agreement shall be governed by the laws of the State of Texas, without regard for conflicts of law principles. Venue shall lie in the federal or state courts of Dallas County, Texas.

         If the foregoing accurately sets forth your intention, please indicate the concurrence of the Renaissance Fund therewith by executing this letter (and the enclosed counterpart) where indicated and returning one fully executed copy to the undersigned.

                                        Sincerely,

                                        INTEGRATED SECURITY SYSTEMS, INC.

                                        By: /s/ C. A. RUNDELL, JR.
                                            ------------------------------------
                                            C. A. Rundell, Jr.
                                            Chairman and Chief Executive Officer

ACCEPTED AND AGREED to as of this
13th day of November, 2000.

RENAISSANCE FUNDS:

RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

By: /s/ RUSSELL L. CLEVELAND
    ---------------------------------------

RENAISSANCE US GROWTH & INCOME TRUST PLC

By: Renaissance Capital Group, Inc. Investment Manager

By: /s/ RUSSELL L. CLEVELAND
    ---------------------------------------



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                [LETTERHEAD OF INTEGRATED SECURITY SYSTEMS, INC.]



March 2, 2001



Mr. Russell L. Cleveland, President
8080 North Central Expressway, Suite 210-LB-59
Dallas, Texas 75206-1857

Dear Russell:

This letter sets forth an amendment to the letter of agreement of Renaissance Capital Growth & Income Fund III, Inc., and Renaissance US Growth & Income Trust PLC with Integrated Security Systems, Inc. dated November 13, 2000.

This amendment shall affect item ten (10) of the above mentioned letter of agreement. Item ten (10) is hereby amended to extend the deadline from 120 days to 165 days from the November 13, 2000 date of the letter of agreement.

The circumstance requiring the extension of the effective deadline date is the timing of the review process of the United States Securities and Exchange Commission of the Proxy materials for the 2001 annual meeting of the shareholders.

If the foregoing accurately sets forth your intention, please indicate the concurrence of the Renaissance Fund there with by executing this letter where indicated and returning one fully executed copy to the undersigned.

                                        Sincerely,

                                        INTEGRATED SECURITY SYSTEMS, INC.


                                        By: /s/ C. A. RUNDELL, JR.
                                            ---------------------
                                            C. A. Rundell, Jr.
                                            Chairman and Chief Executive Officer

ACCEPTED AND AGREED to as of this
13th day of March, 2001.

RENAISSANCE FUNDS:

RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.


By: /s/ RUSSELL CLEVELAND
    -----------------------------------
    Russell L. Cleveland, Manager
    Renaissance Capital Group, Inc.




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RENAISSANCE US GROWTH & INCOME TRUST PLC

By: /s/ RUSSELL CLEVELAND
    -----------------------------------
    Russell L. Cleveland, Manager
    Renaissance Capital Group, Inc.


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                                   APPENDIX A

               PROXY CARD FOR HOLDERS OF SERIES D PREFERRED STOCK

                        Integrated Security Systems, Inc.
               8200 Springwood Drive, Suite 230, Irving, TX 75063

           This Proxy is Solicited on Behalf of the Board of Directors


     The undersigned stockholder of Integrated Security Systems, Inc. hereby appoints C. A. Rundell, Jr. and Holly J. Burlage, as proxies, each with the power to appoint his substitute, and hereby authorizes them, to represent and vote, as designated, all shares of Series D Preferred Stock of Integrated Security Systems, Inc. held of record by the undersigned on March 12, 2001, at the Annual Meeting of Stockholders to be held on April 12, 2001 or any adjournment thereof.



                    FOR ALL NOMINEES         WITHHOLD
                    LISTED TO RIGHT        AUTHORITY TO
                  (EXCEPT AS MARKED TO   VOTE FOR NOMINEES
                     THE CONTRARY)            LISTED
1. Election of
   Directors              [ ]                  [ ]          Nominees: C. A. Rundell, Jr.
                                                                      Alan A. Arsht
                                                                      William D. Breedlove
                                                                      Russell L. Cleveland
                                                                      Robert M. Galecke
                                                                      John P. Jenkins
                                                                      Frank R. Marlow


For, except vote withheld from this following nominee:



2. To approve the financial restructuring.       For             Against          Abstain
                                                 [ ]               [ ]              [ ]

3. To approve the amendment to the               For             Against          Abstain
Company's Restated Certificate of                [ ]               [ ]              [ ]
Incorporation to increase the number of
authorized shares of Common Stock

4. To approve the amendment to the               For             Against          Abstain
Company's Restated Certificate of                [ ]               [ ]              [ ]
Incorporation to reduce the liquidation
preference of the Series D preferred stock

5. To approve the amendment of the               For             Against          Abstain
Company's 1997 Omnibus Long-Term                 [ ]               [ ]              [ ]
Incentive Plan to increase the number of
shares of Common Stock which may be
issued under the 1997 Omnibus Long-Term
Incentive
Plan

                                                              PRELIMINARY COPIES




THE EFFECTIVENESS OF PROPOSAL (2), THE FINANCIAL RESTRUCTURING, IS CONTINGENT ON THE APPROVAL OF PROPOSALS (2), (3), AND (4). AS A RESULT, IF PROPOSALS (3) AND
(4), THE AMENDMENTS TO THE RESTATED CERTIFICATE OF INCORPORATION ARE NOT APPROVED BY THE STOCKHOLDERS, THEN WE CANNOT COMPLETE THE FINANCIAL RESTRUCTURING EVEN IF THE STOCKHOLDERS APPROVE PROPOSAL (2).


THE EFFECTIVENESS OF PROPOSAL (5), THE PLAN AMENDMENT PROPOSAL, IS CONTINGENT ON THE APPROVAL OF PROPOSAL (3), TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK. AS A RESULT, IF THE STOCKHOLDERS DO NOT APPROVE PROPOSAL (3), THEN THE PLAN AMENDMENT CANNOT BECOME OPERATIVE EVEN IF THE STOCKHOLDERS APPROVE PROPOSAL (5).


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS, FOR THE FINANCIAL RESTRUCTURING, FOR THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK, FOR THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO REDUCE THE LIQUIDATION PREFERENCE OF THE SERIES D PREFERRED STOCK, AND FOR THE AMENDMENT TO THE 1997 OMNIBUS LONG-TERM INCENTIVE PLAN.

PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS ON APRIL 12, 2001. [ ]


SIGNATURE                                      DATE
          -----------------------------             -------------------
SIGNATURE                                      DATE
          -----------------------------             -------------------
          Signature if held jointly

Note: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                              PRELIMINARY COPIES




                                   APPENDIX B

                     PROXY CARD FOR HOLDERS OF COMMON STOCK

                        Integrated Security Systems, Inc.
               8200 Springwood Drive, Suite 230, Irving, TX 75063

           This Proxy is Solicited on Behalf of the Board of Directors


     The undersigned stockholder of Integrated Security Systems, Inc. hereby appoints C. A. Rundell, Jr. and Holly J. Burlage, as proxies, each with the power to appoint his substitute, and hereby authorizes them, to represent and vote, as designated, all shares of Common Stock of Integrated Security Systems, Inc. held of record by the undersigned on March 12, 2001, at the Annual Meeting of Stockholders to be held on April 12, 2001 or any adjournment thereof.



                    FOR ALL NOMINEES         WITHHOLD
                    LISTED TO RIGHT        AUTHORITY TO
                  (EXCEPT AS MARKED TO   VOTE FOR NOMINEES
                     THE CONTRARY)            LISTED
1. Election of
   Directors              [ ]                  [ ]          Nominees: C. A. Rundell, Jr.
                                                                      Alan A. Arsht
                                                                      William D. Breedlove
                                                                      Russell L. Cleveland
                                                                      Robert M. Galecke
                                                                      John P. Jenkins
                                                                      Frank R. Marlow


For, except vote withheld from this following nominee:



2. To approve the financial restructuring.           For              Against              Abstain
                                                     [ ]                [ ]                  [ ]

3. To approve the amendment to the                   For              Against              Abstain
Company's Restated Certificate of                    [ ]                [ ]                  [ ]
Incorporation to increase the number of
authorized shares of Common Stock

4. To approve the amendment to the                   For              Against              Abstain
Company's Restated Certificate of                    [ ]                [ ]                  [ ]
Incorporation to reduce the liquidation
preference of the Series D preferred stock

5. To approve the amendment of the                   For              Against              Abstain
Company's 1997 Omnibus Long-Term                     [ ]                [ ]                  [ ]
Incentive Plan to increase the number of
shares of Common Stock which may be
issued under the 1997 Omnibus Long-Term
Incentive Plan

                                                              PRELIMINARY COPIES




THE EFFECTIVENESS OF PROPOSAL (2), THE FINANCIAL RESTRUCTURING, IS CONTINGENT ON THE APPROVAL OF PROPOSALS (2), (3), AND (4). AS A RESULT, IF PROPOSALS (3) AND
(4), THE AMENDMENTS TO THE RESTATED CERTIFICATE OF INCORPORATION ARE NOT APPROVED BY THE STOCKHOLDERS, THEN WE CANNOT COMPLETE THE FINANCIAL RESTRUCTURING EVEN IF THE STOCKHOLDERS APPROVE PROPOSAL (2).


THE EFFECTIVENESS OF PROPOSAL (5), THE PLAN AMENDMENT PROPOSAL, IS CONTINGENT ON THE APPROVAL OF PROPOSAL (3), TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK. AS A RESULT, IF THE STOCKHOLDERS DO NOT APPROVE PROPOSAL (3), THEN THE PLAN AMENDMENT CANNOT BECOME OPERATIVE EVEN IF THE STOCKHOLDERS APPROVE PROPOSAL (5).


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS, FOR THE FINANCIAL RESTRUCTURING, FOR THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK, FOR THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO REDUCE THE LIQUIDATION PREFERENCE OF THE SERIES D PREFERRED STOCK, AND FOR THE AMENDMENT TO THE 1997 OMNIBUS LONG-TERM INCENTIVE PLAN.

PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS OF APRIL 12, 2001. [ ]


SIGNATURE                                      DATE
          -----------------------------             -------------------
SIGNATURE                                      DATE
          -----------------------------             -------------------
          Signature if held jointly

Note: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.